UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05034

Salomon Funds Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc.
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2004

ANNUAL
REPORT

Salomon Brothers Asset Management

• National Tax Free Bond Fund

Salomon Brothers	• California Tax Free Bond Fund

• New York Tax Free Bond Fund

• Mid Cap Fund

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Table of Contents

Letter from the Chairman	1

Salomon Funds Trust

National Tax Free Bond Fund:

Manager Overview	2

Fund at a Glance	4

Fund Expenses	5

Historical and Fund Performance	7

California Tax Free Bond Fund:

Manager Overview	8

Fund at a Glance	10

Fund Expenses	11

Historical and Fund Performance	13

New York Tax Free Bond Fund:

Manager Overview	14

Fund at a Glance	16

Fund Expenses	17

Historical and Fund Performance	19

Mid Cap Fund:

Manager Overview	20

Fund at a Glance	22

Fund Expenses	23

Historical and Fund Performance	25

Schedules of Investments	27

Statements of Assets and Liabilities	39

Statements of Operations	40

Statements of Changes in Net Assets	41

Financial Highlights.	45

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	62

Additional Information	63

Important Tax Information	66

Letter from the Chairman

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)[i] growth was 3.3% in the second quarter of the year.This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose a strong 4.0% .While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets.The overall bond market also generated positive returns during the fiscal year.This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board (“Fed”)ii.

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Please read on for a more detailed look at prevailing economic and market conditions during the funds’ fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The funds’ have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 26, 2005

SALOMON FUNDS TRUST
National Tax Free Bond Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers National Tax Free Bond Fund, excluding sales charges, returned 3.28% .These shares underperformed the fund’s unmanaged benchmark, the Lehman Brothers Municipal 4 Years Plus Bond Indexiii, which returned 4.97% for the same period.They also underperformed the Lipper General Municipal Debt Funds Category Average1, which was 3.70% .

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

MARKET AND ECONOMIC OVERVIEW

Despite rising interest rates, surging oil prices and an expanding economy, the overall municipal bond market generated solid results in 2004, with the Lehman Municipal Bond Indexiv returning 4.48% .As the year began, it was widely expected that the Fed would have to raise interest rates to ward off a potential increase in inflation.This came to pass in late June, as the Fed raised its target for the federal funds ratev by 0.25% to 1.25% . This was followed by four subsequent rate hikes, bringing the federal funds rate to 2.25% by the end of the year. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50% .

As one would expect, the short end of the yield curve rose in conjunction with the Fed rate hikes. However, intermediate and longer-term bond yields surprisingly did not rise, but were stable or declined slightly.As such, the overall yield curve flattened as the difference between short and long term yields narrowed during the year. This flattening also occurred in the municipal bond market, but to a lesser extent.

New municipal bond issuance from state and local governments was approximately $358 billion in 2004.While this was roughly 6.0% less than 2003’s record level, it was still the third largest amount of new issuance during a calendar year. New supply was generally met with strong demand, in particular by institutions and property and casualty insurers.As was the case in the Treasury market, the shorter end of the municipal bond curve generated

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2004
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Class A Shares—National
Tax Free Bond Fund	4.78%	3.28%

Lehman Brothers Municipal
4 Years Plus Bond Index	5.79%	4.97%

Lipper General Municipal
Debt Funds Category Average	4.71%	3.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

The 30-Day SEC Yield for Class A shares was 3.31% . Current reimbursements and/or fee waivers, if any, are voluntary and may be reduced or terminated at any time. Absent these fee waivers and/or expense reimbursements, the fund’s yield would have been 2.73% and the total return would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 4.38%, Class C shares returned 4.60% and Class O shares returned 4.91% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 2.51%, Class C shares returned 2.85% and Class O shares returned 3.54% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 302 funds for the six-month period and among the 297 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 297 funds in the fund’s Lipper category and excluding sales charges.

the weakest results, while the longer end of the curve outperformed. From a credit quality perspective, lower quality municipals outperformed their higher quality counterparts.

CONTRIBUTORS TO PERFORMANCE

As we began 2004, the fund was defensively positioned in anticipation of the Fed raising interest rates.As such, the fund’s durationvi was shorter than that of the benchmark and we favored higher quality securities. In addition, we emphasized the 10-year portion of the yield curve and focused on premium coupon securities while avoiding discount coupons.vii

This strategy produced mixed results.While our exposure to 10-year yields was beneficial as they outperformed shorter maturity bonds, an underweight to longer term securities detracted from relative results. In addition, our high quality bias was not rewarded by the market, as more speculative issues outperformed. In particular, our lack of tobacco and airline securities hurt relative results.

However, given the market environment, we did not believe the risks associated with these securities warranted their purchase.

At the end of the reporting period, the fund’s portfolio continued to be defensively positioned given our expectations for the Fed to raise rates further in 2005.

Thank you for your investment in the Salomon Brothers National Tax Free Bond Fund.As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Robert E.Amodeo	John Mooney
Co-Portfolio Manager	Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004, and are subject to change and may not be representative of the portfolio managers’ current or future investments.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: General Obligation (38.3%), Transportation (24.8%), Healthcare (6.4%), Miscellaneous (5.9%) and Water & Sewer (5.7%) . The fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investment in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund. A portion of the income may be subject to the federal alternative minimum tax; capital gains, if any, are subject to federal, state and local income taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers does not provide tax or legal advice. Please consult with your tax or legal adviser. The fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. The fund’s objectives may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers Municipal 4 Years Plus Bond Index is a broad measure of the municipal bond market with maturities of at least four years.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

v	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vii	Coupon is the periodic interest payment made to the bondholders during the life of the bond.

Salomon Brothers National Tax Free Bond Fund
Fund at a Glance

(unaudited)

Investment Breakdown

Salomon Brothers National Tax Free Bond Fund
Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.78%	$1,000.00	$1,047.80	0.75%	$3.86

Class B	4.38	1,000.00	1,043.80	1.50	7.71

Class C(4)	4.60	1,000.00	1,046.00	1.25	6.43

Class O	4.91	1,000.00	1,049.10	0.50	2.58

(1)	For the six months ended December 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (CDSC) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of volun- tary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

Salomon Brothers National Tax Free Bond Fund
Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.37	0.75%	$3.81

Class B	5.00	1,000.00	1,017.60	1.50	7.61

Class C(3)	5.00	1,000.00	1,018.85	1.25	6.34

Class O	5.00	1,000.00	1,022.62	0.50	2.54

(1)	For the six months ended December 31, 2004.

(2)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

SALOMON FUNDS TRUST
National Tax Free Bond Fund

Historical Performance (unaudited)
Comparison of $10,000 Investment in the
Salomon Brothers National Tax Free Bond Fund — Class A Shares vs
the Lehman Brothers Municipal 4 Years Plus Bond Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the National Tax Free Bond Fund versus the Lehman Brothers Municipal 4 Years Plus Bond Index.(1) It is important to note that the National Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004† (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Since Inception (8/17/95)

Without Sales Charges(2)	3.28%	6.21%	6.79%	6.58%

With Sales Charges(3)	-0.88%	4.79%	5.92%	6.11%

Class B Shares				Since Inception (10/12/01)

Without Sales Charges(2)	2.51%	5.44%	N/A	4.37%

With Sales Charges(3)	-1.47%	4.84%	N/A	4.09%

Class C Shares(4)				Since Inception (11/19/01)

Without Sales Charges(2)	2.85%	5.73%	N/A	4.80%

With Sales Charges(3)	1.85%	5.73%	N/A	4.80%

Class O Shares				Since Inception (11/19/01)

Without Sales Charges(2)	3.54%	6.52%	N/A	5.59%

With Sales Charges(3)	3.54%	6.52%	N/A	5.59%

See page 26 for all footnotes.

SALOMON FUNDS TRUST
California Tax Free Bond Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers California Tax Free Bond Fund, excluding sales charges, returned 3.19% .These shares underperformed the fund’s unmanaged benchmark, the Lehman Brothers California 4 Years Plus Bond Indexiii, which returned 6.49% for the same period.They also underperformed the Lipper California Municipal Debt Funds Category Average1, which was 4.34% .

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

MARKET AND ECONOMIC OVERVIEW

Despite rising interest rates, surging oil prices and an expanding economy, the overall municipal bond market generated solid results in 2004, with the Lehman Municipal Bond Indexiv returning 4.48% .As the year began, it was widely expected that the Fed would have to raise interest rates to ward off a potential increase in inflation.This came to pass in late June, as the Fed raised its target for the federal funds ratev by 0.25% to 1.25% . This was followed by four subsequent rate hikes, bringing the federal funds rate to 2.25% by the end of the year. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50% .

As one would expect, the short end of the yield curve rose in conjunction with the Fed rate hikes. However, intermediate and longer-term bond yields surprisingly did not rise, but were stable or declined slightly.As such, the overall yield curve flattened as the difference between short and long term yields narrowed during the year. This flattening also occurred in the municipal bond market, but to a lesser extent.

New municipal bond issuance from state and local governments was approximately $358 billion in 2004.While this was roughly 6.0% less than 2003’s record level, it was still the third largest amount of new issuance during a calendar year. New supply was generally met with strong demand, in particular by institutions and property and casualty insurers.As was the case in the Treasury market, the shorter end of the municipal bond curve generated the weakest results, while the longer end of the curve outperformed. From a credit quality perspective, lower quality municipals outperformed their higher quality counterparts.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2004
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Class A Shares—California
Tax Free Bond Fund	4.55%	3.19%

Lehman Brothers California
4 Years Plus Bond Index	6.79%	6.49%

Lipper California Municipal
Debt Funds Category Average	5.33%	4.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

The 30-Day SEC Yield for Class A shares was 2.89% . Current reimbursements and/or fee waivers, if any, are voluntary and may be reduced or terminated at any time. Absent these fee waivers and/or expense reimbursements, the fund’s yield would have been 1.80% and the total return would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 4.16%, Class O shares returned 4.55% and Class C shares returned 4.29% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 2.42%, Class O shares returned 3.35% and Class C shares returned 2.67% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 125 funds for the six-month period and among the 125 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 125 funds in the fund’s Lipper category and excluding sales charges.

In California, a financial crisis was averted as it was able to refinance a large portion of its short-term debt obligations that were nearing maturity.This, in turn, helped the state’s credit rating to be upgraded by both Moody’s and Standard and Poor’s.

CONTRIBUTORS TO PERFORMANCE

As we began 2004, the fund was defensively positioned in anticipation of the Fed raising interest rates.As such, the fund’s durationvi was shorter than that of the benchmark and we favored higher quality securities. In addition, we emphasized the 10-year portion of the yield curve and focused on premium coupon securities while avoiding discount coupons.vii

This strategy produced mixed results.While our exposure to 10-year yields was beneficial as they outperformed shorter maturity bonds, an underweight to longer term securities detracted from relative results. In addition, our high quality bias was not rewarded by the market, as more speculative issues outperformed. In particular, our lack of tobacco and airline securities hurt relative results. However, given the market environment, we did not believe the risks associated with these securities warranted their purchase.

At the end of the reporting period, the fund’s portfolio continued to be defensively positioned given our expectations for the Fed to raise rates further in 2005.

Thank you for your investment in Salomon Brothers California Tax Free Bond Fund.As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Robert E.Amodeo	John Mooney
Co-Portfolio Manager	Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004, and are subject to change and may not be representative of the portfolio managers’ current or future investments.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Water & Sewer (32.2%), General Obligation (27.5%), Transportation (25.2%), Housing (11.1%), Miscellaneous (2.5%) . The fund’s portfolio composition is subject to change at any time.

RISKS: The fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer. Investment in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Certain investors may be subject to the federal Alternative Minimum Tax (“AMT”) and state and local taxes may apply. Capital gains, if any, are fully taxable. Fund income earned by non-California residents may be subject to certain taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the fund will be exempt from federal, state and local personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers does not provide tax or legal advice. Please consult with your tax or legal adviser. The fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. The fund’s objectives may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers California 4-Year Plus Bond Index is a broad measure of the California municipal bond market with maturities of at least four years.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

v	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vii	Coupon is the periodic interest payment made to the bondholders during the life of the bond.

Salomon Brothers California Tax Free Bond Fund
Fund at a Glance

(unaudited)

Investment Breakdown

Salomon Brothers California Tax Free Bond Fund
Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.55%	$1,000.00	$1,045.50	0.80%	$4.11

Class B	4.16	1,000.00	1,041.60	1.55	7.95

Class C(4)	4.29	1,000.00	1,042.90	1.30	6.68

Class O	4.55	1,000.00	1,045.50	0.64	3.29

(1)	For the six months ended December 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of volun- tary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

Salomon Brothers California Tax Free Bond Fund
Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(3)	the Period(2)

Class A	5.00%	$1,000.00	$1,021.11	0.80%	$4.06

Class B	5.00	1,000.00	1,017.34	1.55	7.86

Class C(3)	5.00	1,000.00	1,018.60	1.30	6.60

Class O	5.00	1,000.00	1,021.92	0.64	3.25

(1)	For the six months ended December 31, 2004.

(2)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

SALOMON FUNDS TRUST
California Tax Free Bond Fund

Historical Performance (unaudited)

Comparison of $10,000 Investment in the
Salomon Brothers California Tax Free Bond Fund — Class A Shares vs
the Lehman Brothers California 4 Years Plus Bond Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the California Tax Free Bond Fund versus the Lehman Brothers California 4 Years Plus Bond Index.(5) It is important to note that the California Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004† (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Since Inception (11/2/98)

Without Sales Charges(2)	3.19%	5.33%	6.55%	5.05%

With Sales Charges(3)	-0.97%	3.91%	5.69%	4.35%

Class B Shares				Since Inception (10/5/01)

Without Sales Charges(2)	2.42%	4.54%	N/A	3.42%

With Sales Charges(3)	-1.56%	3.92%	N/A	3.13%

Class C Shares(4)				Since Inception (9/9/02)

Without Sales Charges(2)	2.67%	N/A	N/A	2.70%

With Sales Charges(3)	1.68%	N/A	N/A	2.70%

Class O Shares				Since Inception (10/8/02)

Without Sales Charges(2)	3.35%	N/A	N/A	3.26%

With Sales Charges(3)	3.35%	N/A	N/A	3.26%

See page 26 for all footnotes.

SALOMON FUNDS TRUST
New York Tax Free Bond Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers New York Tax Free Bond Fund, excluding sales charges, returned 3.17% .These shares underperformed the fund’s unmanaged benchmarks, the Lehman Brothers Municipal Bond Indexiii and the Lehman Brothers NY 4+ Year Municipal Bond Indexiv, which returned 4.48% and 4.81%, respectively, for the same period.The Lipper New York Municipal Debt Funds Category Average1 was 3.49% .

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

MARKET/ECONOMIC OVERVIEW

Despite rising interest rates, surging oil prices, and an expanding economy, the overall municipal bond market generated solid results in 2004, with the Lehman Brothers Municipal Bond Index returning 4.48% .As the year began, it was widely expected that the Fed would have to raise interest rates to ward off a potential increase in inflation.This came to pass in late June, as the Fed raised its target for the federal funds rate v by 0.25% to 1.25% .This was followed by four subsequent rate hikes, bringing the federal funds rate to 2.25% by the end of the year.After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50% .

As one would expect, the short end of the yield curve rose in conjunction with the Fed rate hikes. However, intermediate and longer-term bond yields surprisingly did not rise, but were stable or declined slightly.As such, the overall yield curve flattened as the difference between short and long term yields narrowed during the year. This flattening also occurred in the municipal bond market, but to a lesser extent.

New municipal bond issuance from state and local governments was approximately $358 billion in 2004.While this was roughly 6.0% less than 2003’s record level, it was still the third largest amount of new issuance during a calendar year. New supply was generally met with strong demand, in particular by institutions and property and casualty insurers.As was the case in the Treasury market, the shorter end of the municipal bond curve generated the weakest results, while the longer end of the curve outperformed. From a credit quality perspective, lower quality municipals outperformed their higher quality counterparts.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2004
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Class A Shares—New York
Tax Free Bond Fund	4.74%	3.17%

Lehman Brothers Municipal
Bond Index	5.19%	4.48%

Lehman Brothers NY 4+ Year
Municipal Bond Index	5.67%	4.81%

Lipper New York Municipal
Debt Funds Category Average	4.77%	3.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

The 30-Day SEC Yield for Class A shares was 3.17% . Current reimbursements and/or fee waivers, if any, are voluntary and may be reduced or terminated at any time. Absent these fee waivers and/or expense reimbursements, the fund’s yield would have been 3.01% and the total return would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 4.35%, Class O shares returned 4.87% and Class C shares returned 4.21% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 2.41%, Class O shares returned 3.44% and Class C shares returned 2.40% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 110 funds for the six-month period and among the 110 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the funds in the 110 fund’s Lipper category and excluding sales charges.

As was the case with many other lower-rated issues, New York state’s municipal securities improved over the reporting period.This was due, in part, to strengthening local economies. New York state was upgraded from A1 to A2 by Moody’s and New York City was put on positive credit watch by the rating agency.

CONTRIBUTORS TO PERFORMANCE

As we began 2004, the fund was defensively positioned in anticipation of the Fed raising interest rates.As such, the fund’s durationvi was shorter than that of the benchmark and we favored higher quality securities. In addition, we emphasized the 10-year portion of the yield curve and focused on premium coupon securities while avoiding discount coupons.vii

This strategy produced mixed results.While our exposure to 10-year yields was beneficial as they outperformed shorter maturity bonds, an underweight to longer term securities detracted from relative results. In addition, our high quality bias was not rewarded by the market, as more speculative issues outperformed. In particular, our lack of tobacco and airline securities hurt relative results. However, given the market environment, we did not believe the risks associated with these securities warranted their purchase.

At the end of the reporting period, the fund’s portfolio continued to be defensively positioned given our expectations for the Fed to raise rates further in 2005.

Thank you for your investment in the Salomon Brothers New York Tax Free Bond Fund.As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Robert E.Amodeo	John Mooney
Co-Portfolio Manager	Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004, and are subject to change and may not be representative of the portfolio managers’ current or future investments.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Education (27.5%), Highway/Tolls (20.4%), Sales Tax (12.8%), Transportation (11.8%), Housing (9.8%) . The fund’s portfolio composition is subject to change at any time.

RISKS: The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investment in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund. A portion of the income may be subject to federal alternative minimum tax; capital gains, if any, are subject to federal, state and local income taxes. Fund income earned by non-New York residents may be subject to certain taxes. While it is expected that a substantial portion of the dividends paid to shareholders of the fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be taxable. Salomon Brothers does not provide tax or legal advice. Please consult with your tax or legal adviser. The fund may invest in derivatives, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

Derivatives can disproportionately increase losses as stated in the prospectus. The fund’s objectives may be changed without shareholder approval.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iv	The Lehman Brothers NY 4+ Year Municipal Bond Index is a market value-weighted index of New York fixed-rate investment grade municipal bonds with maturity of at least four years.

v	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vii	Coupon is the periodic interest payment made to the bondholders during the life of the bond.

Salomon Brothers New York Tax Free Bond Fund
Fund at a Glance

(unaudited)

Investment Breakdown

As a Percent of Total Investments
Education
27.9%
27.2%
Highway/Tolls
20.7%
21.3%
Sales Tax
13.0%
9.8%
Transportation
12.0%
14.0%
Housing
10.3%
10.9%
General Obligation
8.3%
7.2%
State Agencies
5.9%
5.6%
Power
1.6%
1.5%
Water and Sewer
0.3%
0.3%
Miscellaneous
0.0%
2.2%
0
10
20
30
December 31, 2004
June 30, 2004

Salomon Brothers New York Tax Free Bond Fund
Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.74%	$1,000.00	$1,047.40	0.80%	$4.12

Class B	4.35	1,000.00	1,043.50	1.55	7.96

Class C(4)	4.21	1,000.00	1,042.10	1.30	6.67

Class O	4.87	1,000.00	1,048.70	0.55	2.83

(1)	For the six months ended December 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of volun- tary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

Salomon Brothers New York Tax Free Bond Fund
Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.11	0.80%	$4.06

Class B	5.00	1,000.00	1,017.34	1.55	7.86

Class C(3)	5.00	1,000.00	1,018.60	1.30	6.60

Class O	5.00	1,000.00	1,022.37	0.55	2.80

(1)	For the six months ended December 31, 2004.

(2)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

SALOMON FUNDS TRUST
New York Tax Free Bond Fund

Historical Performance (unaudited)
Comparison of $10,000 Investment in the
Salomon Brothers New York Tax Free Bond Fund — Class A Shares vs
the Lehman Brothers Municipal Bond Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the New York Tax Free Bond Fund versus the Lehman Brothers Municipal Bond Index. It is important to note that the New York Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004† (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Ten Year	Since Inception (9/7/86)

Without Sales Charges(2)	3.17%	6.01%	6.55%	6.52%	6.28%

With Sales Charges(3)	-0.96%	4.58%	5.68%	6.09%	6.04%

Class B Shares					Since Inception (11/19/01)

Without Sales Charges(2)	2.41%	5.21%	N/A	N/A	4.38%

With Sales Charges(3)	-1.56%	4.61%	N/A	N/A	4.08%

Class C Shares(4)					Since Inception (7/19/02)

Without Sales Charges(2)	2.40%	N/A	N/A	N/A	4.04%

With Sales Charges(3)	1.41%	N/A	N/A	N/A	4.04%

Class O Shares					Since Inception (10/29/01)

Without Sales Charges(2)	3.44%	6.28%	N/A	N/A	5.24%

With Sales Charges(3)	3.44%	6.28%	N/A	N/A	5.24%

See page 26 for all footnotes.

SALOMON FUNDS TRUST
Mid Cap Fund

PERFORMANCE REVIEW

For the 12 months ended December 31, 2004, Class A shares of the Salomon Brothers Mid Cap Fund, excluding sales charges, returned 13.38% .These shares under-performed the fund’s unmanaged benchmark, the S&P Midcap 400 Indexiii, which returned 16.48% for the same period.They also underperformed the Lipper Mid-Cap Core Funds Category Average1, which was 15.52% .

The fund’s underperformance was mainly attributable to its stock selection within the consumer discretionary and materials sectors, as we did not expect the strength in housing or the rise in raw materials that occurred during the year.

MARKET OVERVIEW

Short-term interest rates, as represented by the fed funds rateiv, started the year at 1.00% . During the course of the year, the rate was raised five times to 2.25% to bring monetary policy back to a more normal point as the economy was showing clear signs of improvement. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50% . This followed two years of a slow economy with little pricing pressure.The ten-year U.S.Treasury bond remained virtually unchanged at about 4.25% for the calendar year. Inflation, as measured by the consumer price indexv, rose 3.30% for the year. Real domestic growth is estimated to be 4.40% for the calendar year 2004.vi Part of the reason for this above-average level of growth was the tax benefit of accelerated levels of depreciation and a strong housing marketplace with low interest rates. Refinancing of mortgages also benefited consumer spending.

FUND OVERVIEW

The past year was another good one for the mid capitalization marketplace, with the S&P Midcap 400 Index returning 16.48% for 2004 and setting new record highs in the month of December. In comparison, the large-cap market experienced more modest performance, as seen in the S&P 500 Indexvii, which returned 10.87% in 2004, and the Dow Jones Industrial Average (“DJIA”)viii, which increased 5.31% for the year.

The mid-cap market was in a trading range for most of the year, but in November it broke out of this range and had a significant move to the upside, providing attractive returns for shareholders of the fund.

As we had anticipated, the equity marketplace emphasized fundamental factors in 2004, as opposed to the prior year where low priced, lower quality and micro capitalization stocks drove the huge performance gains seen in 2003.With our focus on fundamental investing, shareholders benefited from the growth and revaluation of companies that offer what we believe to be attractive fundamental attributes in 2004.

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2004
(excluding sales charges)
(unaudited)

	6 Months	12 Months

Class A Shares—Mid Cap Fund	5.10%	13.38%

S&P Midcap 400 Index	9.80%	16.48%

Lipper Mid-Cap Core

Funds Category Average	9.48%	15.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.sbam.com.

Performance figures reflect fee waivers and/or expense reimbursements, if any, which may be reduced or terminated at any time. In the absence of fee waivers and/or expense reimbursements, if any, the total return would be reduced.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 4.69%, Class C shares returned 4.67% and Class O shares returned 5.33% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 12.55%, Class C shares returned 12.56% and Class O shares returned 13.87% over the 12 months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 316 funds for the six-month period and among the 303 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 303 funds in the fund’s Lipper category and excluding sales charges.

FUND PERFORMANCE

Over the calendar year, the fund’s best performing sectors were energy, telecommunication services and financials. However, we showed the best relative performance in the information technology sector, in which we were overweight and outperformed the benchmark.While all sectors in the fund had positive performance for the year, both sector allocation and stock selection contributed to underperformance in comparison to the benchmark.

In terms of individual holdings, our best performing positions for the year were enterprise software provider TIBCO Software Inc. in information technology, casino operator Mandalay Resort Group in consumer discretionary and asset management firm Legg Mason, Inc. in financials. Detractors from performance included pharmacy and related service provider Omnicare Inc. in healthcare, data storage and management software producer Veritas Software Corp. and electronics and semiconductor design software company Synopsys Inc. in information technology.

In summary, we believe the mid-capitalization equity class continues to show competitive returns, as it has over the last few years.We believe our disciplined core strategy is a moderate approach in an environment of high volatility and changing market leadership. Historically, the mid capitalization equity class has presented an attractive investment alternative, having less volatility than the small cap market and higher returns than the large-cap market.

Thank you for your investment in the Salomon Brothers Mid Cap Fund.As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Marguerite Wagner
Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: DST Systems, Inc. (2.6%), Legg Mason, Inc. (2.3%), Church & Dwight Co., Inc. (2.1%), TIBCO Software Inc. (2.0%), Outback Steakhouse, Inc. (1.7%), Carlisle Cos. Inc. (1.7%), Philadelphia Consolidated Holding Corp. (1.7%), IDEX Corp. (1.7%), Station Casinos, Inc. (1.7%), Werner Enterprises, Inc. (1.6%) . Please refer to pages 33 through 36 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Industrials (18.4%), Consumer Discretionary (17.7%), Information Technology (16.2%), Financials (14.9%), Healthcare (10.9%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in mid-cap stocks may involve a higher degree of risk and volatility than large-cap stocks. Compared to large-cap companies, medium-sized companies are more likely to have more limited product lines, capital resources and management depth and experience sharper swings in market values. The fund may invest in derivatives, which can be illiquid and harder to value especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and indus- try group representation.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

v	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services deter- mined by the U.S. Bureau of Labor Statistics.

vi	As measured by gross domestic product.

vii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

viii	The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

Salomon Brothers Mid Cap Fund
Fund at a Glance

(unaudited)

Investment Breakdown

Salomon Brothers Mid Cap Fund
Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	5.10%	$1,000.00	$1,051.00	1.50%	$ 7.73

Class B	4.69	1,000.00	1,046.90	2.25	11.58

Class C(4)	4.67	1,000.00	1,046.70	2.25	11.58

Class O	5.33	1,000.00	1,053.30	1.08	5.57

(1)	For the six months ended December 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of volun- tary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

Salomon Brothers Mid Cap Fund
Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,017.60	1.50%	$ 7.61

Class B	5.00	1,000.00	1,013.83	2.25	11.39

Class C(3)	5.00	1,000.00	1,013.83	2.25	11.39

Class O	5.00	1,000.00	1,019.71	1.08	5.48

(1)	For the six months ended December 31, 2004.

(2)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004 Class 2 shares were renamed as Class C shares.

SALOMON FUNDS TRUST
Mid Cap Fund

Historical Performance (unaudited)
Comparison of $10,000 Investment in the
Salomon Brothers Mid Cap Fund — Class O Shares vs
the S&P MidCap 400 Index

All figures represent past performance and are not a guarantee of future results. Performance above reflects returns after deduction of applicable maximum sales charge. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Mid Cap Fund versus the S&P MidCap 400 Index.(6) It is important to note that the Mid Cap Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns for the Period Ended December 31, 2004† (unaudited)

Class A Shares	Twelve Months	Three Year	Five Year	Ten Year	Since Inception (11/30/01)

Without Sales Charges(7)	13.38%	5.15%	N/A	N/A	6.24%

With Sales Charges(8)	6.86%	3.10%	N/A	N/A	4.22%

Class B Shares					Since Inception (12/18/01)

Without Sales Charges(7)	12.55%	4.42%	N/A	N/A	4.70%

With Sales Charges(8)	7.55%	3.49%	N/A	N/A	3.79%

Class C Shares(4)					Since Inception (5/7/02)

Without Sales Charges(7)	12.56%	N/A	N/A	N/A	5.25%

With Sales Charges(8)	11.56%	N/A	N/A	N/A	5.25%

Class O Shares*					Since Inception (1/1/93)

Without Sales Charges(7)	13.87%	5.55%	6.88%	15.91%	14.37%

With Sales Charges(8)	13.87%	5.55%	6.88%	15.91%	14.37%

See page 26 for all footnotes.

FOOTNOTES

1	The Lehman Brothers Municipal 4 Years Plus Bond Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period August 17, 1995 through December 31, 2004, the combined Index returns are for the period September 1, 1995 through December 31, 2004.

2	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

3	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%. Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment.Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charges after the fifth year. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge. Class O shares ha ve no initial or contingent deferred sales charges.

4	On April 29, 2004 Class 2 shares were renamed as Class C shares.

5	The Lehman Brothers California 4 Years Plus Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period November 2, 1998 through December 31, 2004, the combined Index returns are for the period December 1, 1998 through December 31, 2004.

6	The S&P MidCap 400 Index is valued at month end only. As a result, while the Fund’s total return calculations used in this comparison are for the period September 10, 2001 through December 31, 2004, the combined Index returns are for the period September 1, 2001 through December 31, 2004.

7	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

8	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment.Thereafter, the CDSC declines by 1.00% for the first 2 years; 1.00% for years 3 and 4; and then declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge. Class O shares have no initial or contingent deferred sales charges.

†	The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

*	Performance calculations for Class O shares for Mid Cap Fund include the historical return information related to Keough Common Stock Fund of the Collective Trust for Citibank’s Business and Professional Retirement Plan, which was the predecessor fund, for the period from January 1, 1993 through September 7, 2001.

Schedules of Investments

December 31, 2004

Salomon Brothers National Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

MUNICIPAL BONDS AND NOTES — 96.6%
California — 6.6%
$ 500,000	Aaa	California State Department of Water & Residential Power Supply Revenue, Series A,
		MBIA-Insured, 6.000% due 5/1/15	$582,215
1,000,000	Aa3	California State Economic Recovery, Series A, 5.000% due 7/1/17	1,064,290
1,000,000	Aaa	Calleguas Las Virgines, CA Public Financing Authority Revenue,
		Refunding, Series B, 5.250% due 7/1/17	1,114,350

			2,760,855

Colorado — 10.4%
1,000,000	Aa1	Boulder, CO Open Space Acquisition, 5.500% due 8/15/17	1,110,190
1,165,000	Aaa	Pueblo, CO Board of Waterworks Revenue, Improvement, Series A,
		FSA-Insured, 6.000% due 11/1/15	1,343,653
1,680,000	Aaa	Summit County, CO School District No. 2, FSA-Insured, 5.250% due 12/1/16	1,894,250

			4,348,093

Florida — 0.7%
250,000	Aaa	Miami, Dade County, FL Aviation Revenue, Miami International Airport, Series A, AMT,
		FGIC-Insured, 5.550% due 10/1/13	273,285

Illinois — 8.0%
1,250,000	Aaa	Chicago, IL O’Hare International Airport Revenue, Series A-2, AMT, 5.750% due 1/1/19	1,392,825
250,000	Aaa	Cook County, IL Refunding, Series A, MBIA-Insured, 5.625% due 11/15/16	272,093
1,500,000	Aaa	Illinois State, First Series, FGIC-Insured, 6.100% due 1/1/20	1,702,800

			3,367,718

Iowa — 0.2%
90,000	Aaa	Iowa Finance Authority Single Family Revenue, Mortgage Backed Securities Program,
		Series A, FNMA/GNMA-Collateralized, 6.000% due 7/1/13	94,596

Kentucky — 2.0%
750,000	Aaa	Kenton County, KY Airport Board Revenue, AMT, 5.625% due 3/1/15	824,655

Maine — 0.6%
250,000	Aa1	Maine State Housing Authority Mortgage Purchase Revenue, Series A, AMT, 5.950% due 11/15/11	260,995

Massachusetts — 18.9%
2,500,000	Aaa	Massachusetts Bay Transportation Authority, General Transportation System, Series A, 5.500% due 3/1/15	2,868,825
		Massachusetts State, Construction Loan:
3,900,000	Aa2	Series A, 6.000% due 2/1/14	4,524,078
500,000	Aaa	Series D, FSA-Insured, 5.000% due 12/1/19	538,425

			7,931,328

Mississippi — 0.1%
65,000	A+	Mississippi Higher Education Student Loan, Sub-Series C, AMT, 6.050% due 9/1/07	65,283

New Hampshire — 2.6%
1,000,000	Aaa	New Hampshire Health & Education Facilities Authority Revenue,
		University of New Hampshire, 5.375% due 7/1/20	1,112,120

New Jersey — 8.1%
		New Jersey EDA Revenue,
750,000	Aaa	Motor Vehicle Survey, MBIA-Insured, Series A, 5.250% due 7/1/17	832,170
500,000	Aaa	Transportation Project, Series A, 5.250% due 7/1/16	556,460
1,500,000	Aaa	New Jersey Sports & Exposition Authority Contract, Series A,
		MBIA-Insured, 6.000% due 3/1/15	1,708,020
280,000	Aaa	Passaic Valley, NJ Sewer Commissioners, Pre-Refunded, Sewer System,
		Series D, AMBAC-Insured, 5.750% due 12/1/07	306,827

			3,403,477

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers National Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

New York — 18.7%
		New York City, NY:
$ 500,000	A2	Series A, 5.750% due 8/1/16	$559,435
750,000	Aaa	Series D, 5.000% due 11/1/17	811,650
265,000	Aa2	New York City, NY Transitional Finance Authority Revenue, Future Tax Secured,
		Unrefunded, Series B, 6.125% due 11/15/14	305,982
250,000	A1	New York State Dormitory Authority Lease Revenue, State University Dorm Facilities,
		Series A, 6.000% due 7/1/14	287,762
1,750,000	A1	New York State Thruway Authority, State Personal Income Tax Revenue,
		Series A, 5.500% due 3/15/20	1,942,605
2,750,000	Aaa	Metropolitan Transit Authority, NY Transit Revenue, Series A,
		AMBAC-Insured, 5.500% due 11/15/15	3,112,890
750,000	Aa3	Triborough Bridge & Tunnel Authority Revenue, Refunding, Series B, 5.250% due 11/15/16	823,268

			7,843,592

North Dakota — 0.3%
120,000	Aa2	North Dakota State Housing Finance Agency Revenue, Refunding, Housing Finance Program,
		Home Mortgage, Series A, AMT, 6.100% due 7/1/13	123,029

Ohio — 3.5%
1,300,000	Aaa	Hamilton County, OH Sales Tax, Sub-Series B, AMBAC-Insured, 5.750% due 12/1/17	1,472,575

Oregon — 5.2%
		Multnomah County, OR Hospital Facilities Authority Revenue,
1,000,000	Aa3	5.250% due 10/1/16	1,105,900
1,000,000	Aa3	5.250% due 10/1/20	1,076,520

			2,182,420

Texas — 6.0%
60,000	Aaa	Austin, TX, Airport System Revenue, Series A, MBIA-Insured, Pre-Refunded-
		Escrowed to maturity with state and local government securities, 6.500% due 11/15/05	62,208
1,100,000	Aaa	Hidalgo County , TX Certificates of Obligation, FGIC-Insured, 5.500% due 8/15/16	1,235,685
1,000,000	Aaa	Keller, TX ISD, Refunding, PSFG, 5.250% due 8/15/22	1,072,540
85,000	Aaa	Houston, TX Unrefunded Balance, Public Improvement, FSA-Insured, 5.750% due 3/1/17	95,753
55,000	Aaa	Northside, TX ISD, Refunding, PSFG, 6.000% due 8/15/16	62,759

			2,528,945

Washington — 4.7%
750,000	Aaa	Energy Northwest WA Electric Revenue, Colombia Generating, Series A,
		FSA-Insured, 5.500% due 7/1/16	833,153
500,000	Aaa	Snohomish County, WA School District No. 2, FSA-Insured, 5.500% due 12/1/16	560,910
500,000	Aaa	Tacoma, WA Electric System Revenue, Refunding, Series A,
		FSA-Insured, 5.750% due 1/1/16	566,105

			1,960,168

		TOTAL MUNICIPAL BONDS AND NOTES
		(Cost — $38,382,927)	40,553,134

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers National Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

VARIABLE RATE DEMAND NOTES (b) — 1.9%
Pennsylvania — 1.4%
$ 600,000	VMIG 1	Philadelphia, PA Hospitals & Higher Education Facilities Authority Revenue, Refunding,
		Children’s Hospital Project, Series A, 2.170% due 7/1/22	$600,000

Texas — 0.5%
200,000	VMIG 1	Guadalupe-Blanco River Authority, TX Pollution Control Revenue, Refunding, Central Power & Light
		Construction Project, AMT, Credit Enhanced by Barclays Bank PLC, 2.150% due 11/1/15	200,000

		TOTAL VARIABLE RATE DEMAND NOTES
		(Cost — $800,000)	800,000

		TOTAL INVESTMENTS — 98.5%
		(Cost — $39,182,927*)	41,353,134
		Other Assets in Excess of Liabilities — 1.5%	632,794

		TOTAL NET ASSETS — 100.0%	$41,985,928

(a)	All ratings are by Moody’s Investors Service, except for those which are identified by a dagger (+), which are rated by Fitch Ratings.
(b)	Variable rate demand notes have a demand feature under which the Fund may tender the security to the issuer within seven days notice.
*	Aggregate cost for federal income tax purposes is substantially the same.

See pages 37 and 38 for definitions of ratings and certain abbreviations.

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND

Summary of Investments by Industry*	December 31, 2004

General Obligation	40.0%

Transportation	25.9

HealthCare	6.7

Miscellaneous	6.1

Water and Sewer	5.9

Sales Tax	4.3

Education	3.7

Power	3.4

Aviation	2.8

Housing	1.2

100.0%

*	As a percentage of total investments. Please note that fund holdings are as of December 31, 2004 and are subject to change.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers California Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

MUNICIPAL BONDS & NOTES — 95.8%
General Obligation — 24.8%
$1,000,000	Aaa	Glendale, CA Unified School District, Series C, FSA-Insured, 5.750% due 9/1/13	$1,144,690
250,000	Aaa	Placer, CA Union High School District, Series A, FGIC-Insured, 6.000% due 8/1/14	286,835
575,000	Aaa	Pomona, CA Unified School District, Refunding, Series A, MBIA-Insured, 6.500% due 8/1/19	683,945
625,000	Aaa	San Bernardino, CA City University School District, Series A, FGIC-Insured, 5.625% due 8/1/15	713,581

			2,829,051

Housing — 11.1%
		California Housing Finance Agency:
1,000,000	Aaa	Revenue, MFH III, Series A, MBIA-Insured, 5.850% due 8/1/17	1,043,610
215,000	Aa3	SFM Purchase, AMT, Series A-2, Class III, 4.800% due 8/1/12	221,147

			1,264,757

Miscellaneous — 2.5%
250,000	Aa3	Sacramento County, CA Sanitation District Finance Authority Revenue,
		Series A, 6.000% due 12/1/14	286,553

Transportation — 25.2%
2,000,000	Aaa	Intermodal Container Transfer Facility, Joint Powers Authority Revenue,
		Series A, AMBAC-Insured, 5.750% due 11/1/14	2,362,080
500,000	Aaa	Long Beach, CA Highway and Bridge Revenue,
		AMT, Series B, MBIA-Insured, 4.000% due 5/15/07	514,760

			2,876,840

Water & Sewer — 32.2%
1,000,000	Aaa	Fresno, CA Sewer Revenue, Series A-1, AMBAC-Insured, 6.250% due 9/1/14	1,209,920
1,500,000	Aaa	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, MBIA-Insured,
		6.250% due 7/1/13	1,817,850
560,000	Aa3	San Diego County, CA Water Authority Revenue, COP, Series A, 5.750% due 5/1/12	647,780

			3,675,550

		TOTAL MUNICIPAL BONDS & NOTES
		(Cost — $9,851,651)	10,932,751

VARIABLE RATE DEMAND NOTE (b) — 2.7%
General Obligation — 2.7%
300,000	VMIG I	California State, Series A-1, 2.25% due 5/1/33 (Cost — $300,00)	300,000

		TOTAL INVESTMENTS — 98.5% (Cost — $10,151,651*)	11,232,751
		Other Assets in Excess of Liabilities — 1.5%	175,181

		TOTAL NET ASSETS — 100.0%	$11,407,932

(a)	All securities are rated by Moody’s Investors Service.
(b)	Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than seven days notice.
*	Aggregate cost for federal income tax purposes is substantially the same.

See pages 37 and 38 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers New York Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

MUNICIPAL BONDS & NOTES — 98.2%
Education — 27.5%
		New York State Dormitory Authority Revenue:
$1,000,000	Aaa	Columbia University, Series B, 5.375% due 7/1/15	$1,126,090
3,000,000	Aaa	Consolidated Debt City 2nd Generation, Series A, AMBAC-Insured, 5.750% due 7/1/18	3,567,420
2,000,000	A3	Court Facilities, Series A, 5.000% due 5/15/08	2,145,460
1,000,000	A+*	Municipal Building Bank Agency, Series C, 5.500% due 6/1/16	1,109,910
825,000	Aaa	Municipal Health Facilities Program, Series 1, FSA-Insured, 5.500% due 1/15/14	916,468
2,500,000	Aaa	North Shore University Hospital, 5.500% due 11/1/14	2,896,650
		New York University, Series A, MBIA-Insured:
1,000,000	Aaa	5.750% due 7/1/15	1,180,690
6,300,000	Aaa	5.750% due 7/1/27	7,557,228
1,500,000	Aaa	School District Financing Program, Series A, 5.750% due 10/1/17	1,723,695
		State University:
1,070,000	Aaa	Adult Facilities, Series C, 5.750% due 5/15/17	1,270,743
		Dormitory Facilities:
1,160,000	A1	Series A, 6.000% due 7/1/15	1,333,954
1,515,000	Aaa	Series C, MBIA-Insured, 5.750% due 7/1/13	1,710,177
2,030,000	A3	Education Facilities Series B, 5.250% due 5/15/13	2,260,588

			28,799,073

General Obligation — 8.2%
		New York, NY:
		Series A:
2,000,000	Aaa	FGIC — Insured, 5.000% due 8/1/09	2,170,220
1,000,000	A2	5.750% due 8/1/16	1,118,870
		Series B:
1,000,000	A2	5.625% due 12/1/13	1,121,500
2,450,000	A2	5.750% due 8/1/14	2,724,645
1,250,000	Aaa	Puerto Rico Commonwealth, Refunding, Public Improvement,
		Series A, MBIA Insured, 5.500% due 7/1/16	1,465,425

			8,600,660

Highway/Tolls — 20.4%
		New York State Thruway Authority:
1,000,000	Aaa	Highway & Bridge Transportation Fund, Refunded, Series C,
		AMBAC-Insured, 5.500% due 4/1/15	1,122,780
5,275,000	Aa3	Refunded, Series E, 5.250% due 1/1/13	5,699,532
		Service Contract Revenue, Local Highway & Bridge:
1,100,000	A2	5.500% due 4/1/14	1,227,622
4,370,000	Aaa	Series B, 5.375% due 4/1/13	4,768,675
2,995,000	A2	Unrefunded, 6.000% due 4/1/11	3,268,713
		Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue:
		Refunded:
		MBIA-Insured:
1,000,000	Aaa	Series X, 5.500% due 7/1/15	1,168,570
2,000,000	Aaa	Series Z, 6.250% due 7/1/14	2,448,060
1,500,000	Aaa	Series G, FGIC-Insured, 5.250% due 7/1/16	1,673,835

			21,377,787

Housing — 9.8%
		New York City Housing Development Corp., MFH Revenue:
655,000	Aa2	Series A, 5.625% due 5/1/12	663,777
1,645,000	Aa2	Series E, SONYMA-Insured, 6.100% due 11/1/19	1,761,499
2,575,000	Aaa	New York State HFA Refunded, State University Construction, Series A, 7.900% due 11/1/06	2,725,251
3,200,000	Aa1	New York State Mortgage Agency Revenue, AMT, Home Owner Mortgage,
		Series 71, 5.350% due 10/1/18	3,283,008
1,640,000	Aaa	Schenectady New York Industrial Development Agency, Civic Facility Revenue:
		(Union College Project) Series A, 5.500% due 7/1/16	1,839,818

			10,273,353

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers New York Tax Free Bond Fund

Face
Amount	Rating(a)	Security	Value

Power — 1.6%
		Long Island Power Authority, NY Electric System Revenue,
$1,500,000	Aaa	Series C, MBIA IBC-Insured, 5.500% due 9/1/21	$1,679,475

Sales Tax — 12.8%
		New York City, NY, Transitional Finance Authority, Future Tax Secured:
		Series A:
1,685,000	Aa2	5.500% due 11/15/17	1,892,609
5,000,000	Aa2	5.750% due 2/15/16	5,618,950
580,000	Aa2	Unrefunded, 5.750% due 2/15/14	654,136
1,155,000	Aa2	Series B, 5.375% due 2/1/15	1,289,788
1,000,000	Aa2	Series C, 5.875% due 11/1/14	1,138,350
2,500,000	Aaa	Sales Tax Asset Receivable, Corporation New York, 5.25% due 10/15/18	2,787,100

			13,380,933

State Agencies — 5.8%
		New York State Local Assistance Corp., Refunding:
3,000,000	A1	Series C, 5.500% due 4/1/17	3,453,960
2,255,000	A1	Series E, 6.000% due 4/1/14	2,638,327

			6,092,287

Transportation — 11.8%
		Metropolitan Transportation Authority, NY:
2,300,000	AAA*	Commuter Facilities Revenue, Series A, FSA-Insured, 5.125% due 7/1/17	2,584,786
2,500,000	Aaa	Refunded, Series A, AMBAC-Insured, 5.500% due 11/15/15	2,829,900
		Service Contract, Series O:
1,000,000	A2	Commuter Facilities Revenue, 5.750% due 7/1/13	1,145,460
		Transportation Facilities Revenue:
3,000,000	A2	5.750% due 7/1/13	3,436,380
1,000,000	Aaa	MBIA/IBC — Insured, 5.500% due 7/1/17	1,175,380
1,000,000	Aaa	New York City Transit Authority, MTA, Co. (Triborough Bridge),
		Series A, AMBAC-Insured 5.625% due 1/1/15	1,142,900

			12,314,806

Water & Sewer — 0.3%
290,000	Aaa	New York State Environmental Facilities Corp., Pollution Control Revenue,
		State Water Revolving Fund, Series A, 7.500% due 6/15/12	290,954

		TOTAL MUNICIPAL BONDS & NOTES
		(Cost — $96,018,205)	102,809,328

VARIABLE DEMAND NOTE (b) — 0.3%
Housing — 0.3%
300,000	VMIG I	Jay Street Development Corp., New York Counties Facility, Lease Revenue,
		2.16% due 1/6/05 (Cost — $300,000)	300,000

		TOTAL INVESTMENTS — 98.5% (Cost — $96,318,205**)	103,109,328
		Other Assets in Excess of Liabilities — 1.5%	1,536,411

		TOTAL NET ASSETS — 100.0%	$104,645,739

(a)	All ratings are by Moody’s Investors Service, except for those identified by an asterisk (*), which are rated by Standard & Poor’s Rating Service.
(b)	Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than seven days notice
**	Aggregate cost for federal income tax purposes is substantially the same.

See pages 37 and 38 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Mid Cap Fund

Shares	Security	Value

COMMON STOCK — 99.6%
CONSUMER DISCRETIONARY — 17.7%
Auto Components — 2.4%
10,500	American Axle & Manufacturing Holdings, Inc.	$321,930
4,200	Borg Warner Inc.	227,514

		549,444

Hotels, Restaurants & Leisure — 4.3%
3,480	GTECH Holdings Corp.	90,306
4,200	Landry’s Restaurants, Inc.	122,052
8,555	Outback Steakhouse, Inc.	391,648
6,900	Station Casinos, Inc.	377,292

		981,298

Household Durables — 1.8%
1,700	HNI Corp.	73,185
1,933	Mohawk Industries, Inc. (a)	176,386
3,000	The Ryland Group, Inc.	172,620

		422,191

Media — 3.0%
5,300	Entercom Communications Corp. (a)	190,217
6,700	Lamar Advertising Co., Class A Shares (a)	286,626
200	The Washington Post Co., Class B Shares	196,605

		673,448

Multi-Line Retail — 1.3%
2,350	The Neiman Marcus Group, Inc., Class A Shares	168,119
8,600	Saks Inc. (a)	124,786

		292,905

Specialty Retail — 4.0%
11,800	AnnTaylor Stores Corp. (a)	254,055
2,900	Chico’s FAS, Inc. (a)	132,037
2,300	O’Reilly Automotive, Inc. (a)	103,615
6,400	PETsMART, Inc.	227,392
5,400	Williams-Sonoma, Inc. (a)	189,216

		906,315

Textiles & Apparel — 0.9%
3,400	Columbia Sportswear Co. (a)	202,674

	TOTAL CONSUMER DISCRETIONARY	4,028,275

CONSUMER STAPLES — 4.9%
Food Products — 2.3%
11,510	Hormel Foods Corp.	360,838
3,300	The J. M. Smucker Co.	155,332

		516,170

Household Products — 2.1%
14,400	Church & Dwight Co., Inc.	484,128

Personal Products — 0.5%
3,200	Chattem, Inc. (a)	105,920

	TOTAL CONSUMER STAPLES	1,106,218

ENERGY — 7.1%
Energy Equipment & Services — 5.2%
10,500	Core Laboratories N.V. (a)	245,175
13,300	Patterson-UTI Energy, Inc.	258,685
3,500	Precision Drilling Corp. (a)	219,800
10,400	Rowan Cos., Inc. (a)	269,360
3,200	Smith International, Inc. (a)	174,112

		1,167,132

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Mid Cap Fund

Shares	Security	Value

Oil & Gas — 1.9%
3,600	Murphy Oil Corp.	$289,620
4,200	XTO Energy, Inc.	148,596

		438,216

	TOTAL ENERGY	1,605,348

FINANCIALS — 14.9%
Banks — 5.5%
3,800	Banknorth Group, Inc.	139,080
4,100	CVB Financial Corp.	108,896
2,000	City National Corp.	141,300
3,402	Commerce Bancshares, Inc.	170,780
6,485	Compass Bancshares, Inc.	315,625
3,300	Independence Community Bank Corp.	140,514
4,900	Popular, Inc.	141,267
3,200	TCF Financial Corp.	102,848

		1,260,310

Diversified Financials — 2.3%
7,200	Legg Mason, Inc.	527,472

Insurance — 7.1%
3,000	Mercury General Corp.	179,760
5,800	Philadelphia Consolidated Holding Corp. (a)	383,612
9,900	Platinum Underwriters Holdings, Ltd.	307,890
7,600	Scottish Re Group Ltd.	196,840
1,400	StanCorp Financial Group, Inc.	115,500
200	White Mountains Insurance Group Ltd.	129,200
7,200	Willis Group Holdings Ltd.	296,424

		1,609,226

	TOTAL FINANCIALS	3,397,008

HEALTH CARE — 10.9%
Biotechnology — 0.2%
3,900	Millennium Pharmaceuticals, Inc. (a)	47,268

Healthcare Equipment & Supplies — 6.6%
1,400	C.R. Bard, Inc.	89,572
10,600	DJ Orthopedics Inc. (a)	227,052
4,900	DENTSPLY International, Inc.	275,380
5,600	Edwards Lifesciences Corp. (a)	231,056
4,000	Fisher Scientific International Inc. (a)	249,520
5,200	Respironics Inc. (a)	282,672
5,700	STERIS Corp. (a)	135,204

		1,490,456

Healthcare Providers & Services — 1.1%
3,500	Apria Healthcare Group, Inc. (a)	115,325
5,000	Community Health Systems, Inc. (a)	139,400

		254,725

Pharmaceuticals — 3.0%
6,100	Auxilium Pharmaceuticals, Inc. (a)	53,375
5,178	Barr Pharmaceuticals, Inc. (a)	235,806
6,200	Medicis Pharmaceutical Corp., Class A Shares	217,682
3,000	Sepracor, Inc. (a)	178,110

		684,973

	TOTAL HEALTH CARE	2,477,422

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Mid Cap Fund

Shares	Security	Value

INDUSTRIALS — 18.4%
Aerospace & Defense — 2.0%
17,300	Aeroflex, Inc. (a)	$209,676
3,708	Alliant Techsystems, Inc. (a)	242,429

		452,105

Airlines — 1.0%
9,525	JetBlue Airways Corp. (a)	221,170

Commercial Services & Supplies — 7.1%
4,300	ARAMARK Corp., Class B Shares	113,993
2,300	ChoicePoint Inc. (a)	105,777
11,500	DST Systems, Inc. (a)	599,380
6,000	Education Management Corp. (a)	198,060
4,300	Manpower, Inc.	207,690
3,000	R.R. Donnelley & Sons Co.	105,870
10,000	Robert Half International, Inc.	294,300

		1,625,070

Construction & Engineering — 0.3%
2,200	Granite Construction, Inc.	58,520

Electrical Equipment — 0.5%
2,400	Tecumseh Products Co., Class A Shares	114,720

Industrial Conglomerates — 1.7%
5,945	Carlisle Cos. Inc.	385,949

Machinery — 4.2%
3,500	Actuant Corp., Class A Shares (a)	182,525
9,450	IDEX Corp.	382,725
1,800	Oshkosh Truck Corp.	123,084
10,500	Timken Co.	273,210

		961,544

Road & Rail — 1.6%
16,400	Werner Enterprises, Inc.	371,296

	TOTAL INDUSTRIALS	4,190,374

INFORMATION TECHNOLOGY — 16.2%
Communications Equipment — 5.8%
14,700	Avaya Inc. (a)	252,840
38,000	Brocade Communications Systems, Inc. (a)	290,320
15,300	Carrier Access Corp. (a)	163,404
6,200	Plantronics, Inc.	257,114
10,900	Powerwave Technologies, Inc. (a)	92,432
13,000	Tekelec (a)	265,720

		1,321,830

Computers & Peripherals — 0.5%
4,200	SanDisk Corp. (a)	104,874

Electronic Equipment & Instruments — 3.5%
7,500	Amphenol Corp., Class A Shares (a)	275,550
1,800	Arrow Electronics, Inc. (a)	43,740
2,600	Benchmark Electronics, Inc. (a)	88,660
5,000	Diebold, Inc.	278,650
7,600	Plexus Corp. (a)	98,876

		785,476

Internet Software & Services — 0.5%
2,300	Infospace Inc. (a)	109,365

See Notes to Financial Statements.

Schedules of Investments

(continued)

Salomon Brothers Mid Cap Fund

Shares	Security	Value

Office Electronics — 0.7%
2,900	Zebra Technologies Corp., Class A Shares (a)	$163,212

Semiconductor Equipment & Products — 1.4%
4,600	Cymer, Inc. (a)	135,885
20,500	LSI Logic Corp. (a)	112,340
3,930	Teradyne, Inc. (a)	67,085

		315,310

Software — 3.8%
2,300	Macromedia, Inc. (a)	71,576
21,800	Quest Software, Inc. (a)	347,710
34,000	TIBCO Software Inc. (a)	453,560

		872,846

	TOTAL INFORMATION TECHNOLOGY	3,672,913

MATERIALS — 5.0%
Chemicals — 2.0%
3,400	FMC Corp. (a)	164,220
7,500	Lubrizol Corp.	276,450

		440,670

Construction Materials — 1.7%
2,820	Rinker Group Ltd. ADR	234,255
2,700	Vulcan Materials Co.	147,447

		381,702

Containers & Packaging — 1.3%
4,200	AptarGroup, Inc.	221,676
2,700	Sonoco Products Co.	80,055

		301,731

	TOTAL MATERIALS	1,124,103

TELECOMMUNICATION SERVICES — 0.8%
Wireless Telecommunication Services — 0.8%
2,300	Telephone & Data Systems, Inc.	176,985

UTILITIES — 3.7%
Electric Utilities — 1.1%
7,100	Wisconsin Energy Corp.	239,341

Gas Utilities — 1.2%
5,100	Sempra Energy	187,068
1,700	Southwestern Energy Co. (a)	86,174

		273,242

Multi-Utilities — 1.4%
5,500	SCANA Corp.	216,700
4,800	Westar Energy, Inc.	109,776

		326,476

	TOTAL UTILITIES	839,059

	TOTAL COMMON STOCK (Cost — $ 17,857,248)	22,617,705

Face
Amount

REPURCHASE AGREEMENT — 0.7%
$154,000	State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity $154,018;
	(Fully collateralized by Federal Home Loan Bank, 6.500% due 11/13/09; Market Value — $157,325)
	(Cost — $154,000)	154,000

	TOTAL INVESTMENTS — 100.3% (Cost — $18,011,248*)	22,771,705
	Liabilities in Excess of Other Assets — (0.3)%	(67,978)

	TOTAL NET ASSETS — 100.0%	$22,703,727

(a)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $18,012,681.

See pages 37 and 38 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

Bond Ratings

(unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BBB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Bonds rated “BBB” have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Baa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa”
securities.

A	—	Bonds rated “A” are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are judged as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Ratings (“Fitch”) — Ratings from “AA” to “A” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—	Bonds rated “AA” have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—	Bonds rated “A” have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

(unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Abbreviations*

(unaudited)

ABAG	—	Association of Bay Area Governments	IDA	—	Industrial Development Authority
ADR	—	American Depositary Receipt	IDB	—	Industrial Development Board
AIG	—	American International Guaranty	IDR	—	Industrial Development Revenue
AMBAC	—	American Municipal Bond	INFLOS	—	Inverse Floaters
		Assurance Indemnity Corporation	ISD	—	Independent School District
AMT	—	Alternative Minimum Tax	LOC	—	Letter of Credit
BAN	—	Bond Anticipation Notes	MBIA	—	Municipal Bond Investors
BIG	—	Bond Investors Guaranty			Assurance Corporation
CDA	—	Community Development Administration	MFH	—	Multi-Family Housing
CGIC	—	Capital Guaranty Insurance Company	MVRICS	—	Municipal Variable Rate Inverse
CHFCLI	—	California Health Facility			Coupon Security
		Construction Loan Insurance	PCR	—	Pollution Control Revenue
COP	—	Certificate of Participation	PFA	—	Public Finance Authority
EDA	—	Economic Development Authority	PSFG	—	Permanent School Fund Guaranty
ETM	—	Escrowed To Maturity	Q-SBLF	—	Qualified School Bond Loan Fund
FGIC	—	Financial Guaranty Insurance Company	RAN	—	Revenue Anticipation Notes
FHA	—	Federal Housing Administration	RIBS	—	Residual Interest Bonds
FHLMC	—	Federal Home Loan Mortgage Corporation	RITES	—	Residual Interest Tax-Exempt Securities
FLAIRS	—	Floating Adjustable Interest Rate Securities	SFM	—	Single-Family Mortgage
FNMA	—	Federal National Mortgage Association	SONYMA	—	State of New York Mortgage Association
FRTC	—	Floating Rate Trust Certificates	SYCC	—	Structured Yield Curve Certificate
FSA	—	Financial Security Assurance	TAN	—	Tax Anticipation Notes
GIC	—	Guaranteed Investment Contract	TECP	—	Tax Exempt Commercial Paper
GNMA	—	Government National Mortgage Association	TOB	—	Tender Option Bonds
GO	—	General Obligation	TRAN	—	Tax and Revenue Anticipation Notes
HDA	—	Housing Development Authority	VA	—	Veterans Administration
HDC	—	Housing Development Corporation	VRDD	—	Variable Rate Daily Demand
HFA	—	Housing Finance Authority	VRWE	—	Variable Rate Wednesday Demand
IBC	—	Insured Bond Certificates

*	Abbreviations may or may not appear in the schedule of investments.

Statements of Assets and Liabilities

December 31, 2004

		Salomon Brothers

	National	California	New York	Mid
	Tax Free	Tax Free	Tax Free	Cap
	Bond Fund	Bond Fund	Bond Fund	Fund

ASSETS:
Investments, at cost	$39,182,927	$10,151,651	$96,318,205	$18,011,248

Investments, at value	$41,353,134	$11,232,751	$103,109,328	$22,771,705
Cash	132,775	26,328	65,053	863
Dividends and interest receivable	632,615	180,691	1,754,561	14,047
Receivable for shares of beneficial interest sold	32,094	180	3,213	6,811
Receivable from manager	3,516	1,727	—	—
Prepaid expenses	13,591	14,937	10,484	23,130

Total Assets	42,167,725	11,456,614	104,942,639	22,816,556

LIABILITIES:
Dividends payable	10,301	1,191	6,504	—
Payable for securities purchased	—	—	—	24,221
Payable for shares of beneficial interest repurchased	98,289	3,952	152,235	28,786
Management fee payable (Note 2)	—	—	29,171	—
Distribution and service fees payable (Note 4)	5,529	1,210	10,838	604
Accrued expenses	67,678	42,329	98,152	59,218

Total Liabilities	181,797	48,682	296,900	112,829

Total Net Assets	$41,985,928	$11,407,932	$104,645,739	$22,703,727

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	—	—	—	$1,173
Capital paid in excess of par value	$45,294,074	$13,267,279	$103,731,228	17,534,993
Accumulated net realized gain (loss) from investment transactions	(5,478,353)	(2,940,447)	(5,876,612)	407,104
Net unrealized appreciation on investments	2,170,207	1,081,100	6,791,123	4,760,457

Total Net Assets	$41,985,928	$11,407,932	$104,645,739	$22,703,727

Shares Outstanding:
Class A	3,149,981	1,057,828	8,743,855	77,741

Class B	248,065	11,960	23,021	15,532

Class C†	129,642	3,482	2,744	12,409

Class O	13,495	201	6,512	1,067,528

Net Asset Value:
Class A Shares
Net asset value and redemption price, per share	$11.85	$10.63	$11.92	$19.15

Maximum offering price, per share (based on maximum sales
charges of 4.00%, 4.00%, 4.00% and 5.75%, respectively)	$12.34	$11.07	$12.42	$20.32

Class B Shares
Net asset value and offering price, per share*	$11.87	$10.64	$11.92	$18.75

Class C Shares†
Net asset value and offering price, per share*	$11.87	$10.63	$11.90	$18.82

Class O Shares
Net asset value, offering price and redemption price per share	$11.87	$10.63	$11.91	$19.38

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.
†	On April 29, 2004 Class 2 shares were renamed as Class C Shares.

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2004

		Salomon Brothers

	National	California	New York	Mid
	Tax Free	Tax Free	Tax Free	Cap
	Bond Fund	Bond Fund	Bond Fund	Fund

INVESTMENT INCOME:
Interest	$2,012,864	$549,461	$4,975,112	$2,379
Dividend	—	—	—	175,311
Less: Foreign withholding tax	—	—	—	(78)

Total Investment Income	2,012,864	549,461	4,975,112	177,612

EXPENSES:
Management fees (Note 2)	224,668	59,786	550,388	156,907
Distribution and service plan fees (Note 4)	146,276	31,009	279,229	4,982
Transfer agency services (Note 4)	52,724	8,530	41,647	15,985
Audit and legal	49,306	41,642	55,815	35,847
Custody	45,555	39,641	56,287	45,693
Shareholder communications (Note 4)	39,009	16,980	33,352	18,190
Registration fees	24,305	30,418	35,936	30,823
Insurance fees	1,050	1,269	2,747	1,627
Trustees’ fees	1,249	876	2,422	2,225
Other	14,530	6,095	6,557	14,602

Total Expenses	598,672	236,246	1,064,380	326,881
Less: Management fee waivers and expense reimbursement (Note 2)	(227,608)	(139,470)	(179,723)	(94,006)

Net Expenses	371,064	96,776	884,657	232,875

Net Investment Income (Loss)	1,641,800	452,685	4,090,455	(55,263)

REALIZED AND UNREALIZED GAIN (LOSS) ON
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	1,905,407	177,941	3,220,509	2,301,990
Net Change in Unrealized Appreciation/Depreciation of Investments	(2,200,438)	(291,413)	(3,957,020)	546,408

Net Gain (Loss) on Investments	(295,031)	(113,472)	(736,511)	2,848,398

Increase in Net Assets From Operations	$1,346,769	$339,213	$3,353,944	$2,793,135

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	Salomon Brothers
	National Tax Free
	Bond Fund

	2004	2003

OPERATIONS:
Net investment income	$1,641,800	$2,129,499
Net realized gain	1,905,407	2,211,803
Net change in net unrealized appreciation/depreciation	(2,200,438)	(1,637,934)

Increase in Net Assets From Operations	1,346,769	2,703,368

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(1,641,800)	(2,155,254)

Decrease in Net Assets From Distributions to Shareholders	(1,641,800)	(2,155,254)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Proceeds from sale of shares	5,247,209	34,834,712
Net assets value of shares issued for reinvestment of distributions	1,515,194	1,905,712
Cost of shares repurchased	(13,101,406)	(45,811,300)

Decrease in Net Assets From Transactions in Shares of Beneficial Interest	(6,339,003)	(9,070,876)

Decrease in Net Assets	(6,634,034)	(8,522,762)
NET ASSETS:
Beginning of year	48,619,962	57,142,724

End of year	$41,985,928	$48,619,962

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	Salomon Brothers
	California Tax Free
	Bond Fund

	2004	2003

OPERATIONS:
Net investment income	$452,685	$527,320
Net realized gain	177,941	46,041
Net change in net unrealized appreciation/depreciation	(291,413)	8,391

Increase in Net Assets From Operations	339,213	581,752

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(452,685)	(527,320)

Decrease in Net Assets From Distributions to Shareholders	(452,685)	(527,320)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Proceeds from sale of shares	103,073	501,662
Net assets value of shares issued for reinvestment of distributions	342,606	515,095
Cost of shares repurchased	(2,139,861)	(3,411,036)

Decrease in Net Assets From Transactions in Shares of Beneficial Interest	(1,694,182)	(2,394,279)

Decrease in Net Assets	(1,807,654)	(2,339,847)
NET ASSETS:
Beginning of year	13,215,586	15,555,433

End of year	$11,407,932	$13,215,586

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	Salomon Brothers
	New York Tax Free
	Bond Fund

	2004	2003

OPERATIONS:
Net investment income	$4,090,455	$4,918,064
Net realized gain	3,220,509	1,075,223
Net change in net unrealized appreciation/depreciation	(3,957,020)	(399,912)

Increase in Net Assets From Operations	3,353,944	5,593,375

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(4,090,455)	(4,982,340)

Decrease in Net Assets From Distributions to Shareholders	(4,090,455)	(4,982,340)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Proceeds from sale of shares	1,011,044	25,703,716
Net assets value of shares issued for reinvestment of distributions	4,043,985	4,784,677
Cost of shares repurchased	(17,747,024)	(40,854,259)

Decrease in Net Assets From Transactions in Shares of Beneficial Interest	(12,691,995)	(10,365,866)

Decrease in Net Assets	(13,428,506)	(9,754,831)
NET ASSETS:
Beginning of year	118,074,245	127,829,076

End of year	$104,645,739	$118,074,245

Statements of Changes in Net Assets

For the Years Ended December 31,
	Salomon Brothers
	Mid Cap
	Fund

	2004	2003

OPERATIONS:
Net investment loss	$(55,263)	$(26,415)
Net realized gain	2,301,990	174,033
Net change in net unrealized appreciation/depreciation	546,408	4,553,721

Increase in Net Assets From Operations	2,793,135	4,701,339

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Proceeds from sale of shares	2,003,952	523,233
Cost of shares repurchased	(2,974,409)	(1,205,654)

Decrease in Net Assets From Transactions in Shares of Beneficial Interest	(970,457)	(682,421)

Increase in Net Assets	1,822,678	4,018,918
NET ASSETS:
Beginning of year	20,881,049	16,862,131

End of year	$22,703,727	$20,881,049

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers National Tax Free Bond Fund

		Class A Shares

	2004 *	2003 *	2002 *	2001	2000

Net Asset Value, Beginning of Year	$11.91	$11.79	$11.13	$11.26	$10.54

Income (Loss) From Operations:
Net investment income	0.44	0.46	0.48	0.50	0.51
Net realized and unrealized gain (loss)	(0.06)	0.13	0.66	(0.12)	0.73

Total Income From Operations	0.38	0.59	1.14	0.38	1.24

Less Distributions From:
Net investment income	(0.44)	(0.47)	(0.48)	(0.51)	(0.52)
Net realized gains	—	—	—	—	—

Total Distributions	(0.44)	(0.47)	(0.48)	(0.51)	(0.52)

Net Asset Value, End of Year	$11.85	$11.91	$11.79	$11.13	$11.26

Total Return (1)	3.28%	5.07%	10.41%	3.39%	12.10%
Net Assets, End of Year (000s)	$37,343	$42,210	$50,325	$62,440	$72,875
Ratios to Average Net Assets:
Expenses(2)(3)(4)	0.75%	0.75%	0.76%	0.80%	0.80%
Expenses after fees paid indirectly (2)	N/A	N/A	N/A	0.80	0.80
Net investment income	3.73	3.92	4.22	4.28	4.67
Portfolio Turnover Rate	41%	42%	12%	15%	46%

Salomon Brothers National Tax Free Bond Fund

		Class B Shares*

	2004	2003	2002	2001	(5)

Net Asset Value, Beginning of Year	$11.93	$11.80	$11.14	$11.46

Income (Loss) From Operations:
Net investment income	0.35	0.37	0.40	0.07
Net realized and unrealized gain (loss)	(0.06)	0.13	0.65	(0.31)

Total Income (Loss) From Operations	0.29	0.50	1.05	(0.24)

Less Distributions From:
Net investment income	(0.35)	(0.37)	(0.39)	(0.08)

Total Distributions	(0.35)	(0.37)	(0.39)	(0.08)

Net Asset Value, End of Year	$11.87	$11.93	$11.80	$11.14

Total Return (1)	2.51%	4.35%	9.59%	(2.09	)%‡
Net Assets, End of Year (000s)	$2,944	$4,330	$4,839	$4,599
Ratios to Average Net Assets:
Expenses (2)(4)(6)	1.50%	1.50%	1.49%	1.53	%†
Expenses after fees paid indirectly (2)	N/A	N/A	N/A	1.53	†
Ratio of net investment income to average net assets	2.98	3.16	3.43	3.55	†
Portfolio Turnover Rate	41%	42%	12%	15%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(2)	The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80%.

(4)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively. If such fee were not waived, the actual expense ratios would have been 1.26%, 1.10%, 1.18%, 1.52% and 1.32% for Class A and 2.01%,
1.85%, 1.91% and for the period ended 2001, 2.22%† for Class B shares, respectively.

(5)	For the period October 12, 2001 (inception date) to December 31, 2001.

(6)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class B shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers National Tax Free Bond Fund

		Class C Shares (1)*

	2004	2003	2002	2001	(2)

Net Asset Value, Beginning of Year	$11.92	$11.80	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.38	0.40	0.43	0.05
Net realized and unrealized gain (loss)	(0.05)	0.12	0.66	(0.28)

Total Income (Loss) From Operations	0.33	0.52	1.09	(0.23)

Less Distributions From:
Net investment income	(0.38)	(0.40)	(0.42)	(0.06)

Total Distributions	(0.38)	(0.40)	(0.42)	(0.06)

Net Asset Value, End of Year	$11.87	$11.92	$11.80	$11.13

Total Return (3)	2.85%	4.53%	9.96%	(2.10	)%‡
Net Assets, End of Year (000s)	$1,539	$1,923	$1,763	$1,314
Ratios to Average Net Assets:
Expenses (4)(5)(6)	1.25%	1.25%	1.25%	1.25	%†
Expenses after fees paid indirectly (3)	N/A	N/A	N/A	1.25	†
Net investment income	3.22%	3.41	3.69	3.73	†
Portfolio Turnover Rate	41%	42%	12%	15%

Salomon Brothers National Tax Free Bond Fund

		Class O Shares*

	2004	2003	2002	2001	(2)

Net Asset Value, Beginning of Year	$11.93	$11.79	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.47	0.49	0.50	0.06
Net realized and unrealized gain (loss)	(0.06)	0.14	0.67	(0.29)

Total Income (Loss) From Operations	0.41	0.63	1.17	(0.23)

Less Distributions From:
Net investment income	(0.47)	(0.49)	(0.51)	(0.06)

Total Distributions	(0.47)	(0.49)	(0.51)	(0.06)

Net Asset Value, End of Year	$11.87	$11.93	$11.79	$11.13

Total Return (3)	3.54%	5.48%	10.69%	(2.01	)%‡
Net Assets, End of Year (000s)	$160	$157	$216	$362
Ratios to Average Net Assets:
Expenses (4)(6)(7)	0.50%	0.50%	0.50%	0.50	%†
Expenses after fees paid indirectly (4)	N/A	N/A	N/A	0.50	†
Ratio of net investment income to average net assets	3.97	4.18	4.39	4.48	†
Portfolio Turnover Rate	41%	42%	12%	15%

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)	For the period November 19, 2001 (inception date) to December 31, 2001.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)	The expense ratios for 2001 reflect the effects of expense offset arrangements with its service providers.

(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% for Class C shares.

(6)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002 and the period ended
2001, respectively. If such fee were not waived the actual expense ratios would have been 1.76%, 1.60%, 1.67% and 1.94%† for Class C and 1.01%,
0.85%, 0.91% and 1.19%† for Class O shares, respectively.

(7)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.50% for Class O shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers California Tax Free Bond Fund

		Class A Shares

	2004 *	2003 *	2002 *	2001	2000

Net Asset Value, Beginning of Year	$10.70	$10.63	$10.17	$10.31	$9.43

Income (Loss) From Operations:
Net investment income	0.40	0.39	0.39	0.43	0.44
Net realized and unrealized gain (loss)	(0.07)	0.07	0.46	(0.14)	0.88

Total Income From Operations	0.33	0.46	0.85	0.29	1.32

Less Distributions From:
Net investment income	(0.40)	(0.39)	(0.39)	(0.43)	(0.44)

Total Distributions	(0.40)	(0.39)	(0.39)	(0.43)	(0.44)

Net Asset Value, End of Year	$10.63	$10.70	$10.63	$10.17	$10.31

Total Return (1)	3.19%	4.40%	8.47%	2.83%	14.33%
Net Assets, End of Year (000s)	$11,242	$13,009	$15,280	$16,332	$20,748
Ratios to Average Net Assets:
Expenses (2)(3)(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses after fees paid indirectly (2)	N/A	N/A	N/A	0.81	0.81
Net investment income	3.80	3.64	3.71	4.04	4.52
Portfolio Turnover Rate	5%	0%	9%	8%	58%

Salomon Brothers California Tax Free Bond Fund

		Class B Shares*

	2004	2003	2002	2001 (5)

Net Asset Value, Beginning of Year	$10.71	$10.63	$10.18	$10.51

Income (Loss) From Operations:
Net investment income	0.32	0.31	0.30	0.07
Net realized and unrealized gain (loss)	(0.07)	0.08	0.46	(0.32)

Total Income (Loss) From Operations	0.25	0.39	0.76	(0.25)

Less Distributions From:
Net investment income	(0.32)	(0.31)	(0.31)	(0.08)

Total Distributions	(0.32)	(0.31)	(0.31)	(0.08)

Net Asset Value, End of Year	$10.64	$10.71	$10.63	$10.18

Total Return (1)	2.42%	3.70%	7.66%	(2.39)%‡
Net Assets, End of Year (000s)	$127	$178	$247	$52
Ratios to Average Net Assets:
Expenses (2)(4)(6)	1.55%	1.55%	1.53%	1.56%†
Expenses after fees paid indirectly (2)	N/A	N/A	N/A	1.57%†
Net investment income	3.04	2.86	2.88	3.23 †
Portfolio Turnover Rate	5%	0%	9%	8%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(2)	The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(4)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively. If such fee were not waived the actual expense ratios would have been 1.97%, 1.40%, 2.05%, 2.43% and 1.82% for Class A and 2.70%,
2.11%, 2.76% and for the period ended 2001, 3.19%† for Class B shares, respectively.

(5)	For the period October 5, 2001 (inception date) to December 31, 2001.

(6)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers California Tax Free Bond Fund

	Class C Shares (1)*

	2004	2003	2002 (2)

Net Asset Value, Beginning of Year	$10.70	$10.63	$10.76

Income (Loss) From Operations:
Net investment income	0.35	0.33	0.10
Net realized and unrealized gain (loss)	(0.07)	0.07	(0.13)

Total Income (Loss) From Operations	0.28	0.40	(0.03)

Less Distributions From:
Net investment income	(0.35)	(0.33)	(0.10)

Total Distributions	(0.35)	(0.33)	(0.10)

Net Asset Value, End of Year	$10.63	$10.70	$10.63

Total Return (3)	2.67%	3.87%	(0.28)%‡
Net Assets, End of Period (000s)	$37	$27	$26
Ratios to Average Net Assets:
Expenses (4)(5)	1.29%	1.30%	1.30%†
Net investment income	3.27	3.14	3.07 †
Portfolio Turnover Rate	5%	0%	9%

Salomon Brothers California Tax Free Bond Fund

	Class O Shares*

	2004	2003	2002 (6)

Net Asset Value, Beginning of Year	$10.71	$10.63	$10.81

Income (Loss) From Operations:
Net investment income	0.43	0.42	0.09
Net realized and unrealized gain (loss)	(0.08)	0.08	(0.18)

Total Income (Loss) From Operations	0.35	0.50	(0.09)

Less Distributions From:
Net investment income	(0.43)	(0.42)	(0.09)

Total Distributions	(0.43)	(0.42)	(0.09)

Net Asset Value, End of Year	$10.63	$10.71	$10.63

Total Return (3)	3.35%	4.76%	(0.79)%‡
Net Assets, End of Year (000s)	$2	$2	$2
Ratios to Average Net Assets:
Expenses (5)(7)	0.53%	0.45%	0.47%†
Net investment income	4.03	3.94	3.94 †
Portfolio Turnover Rate	5%	0%	9%

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)	For the period September 9, 2002 (inception date) to December 31, 2002.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.

(5)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003 and the period ended 2002, respectively. If such fee were not waived the actual expense ratios would have been 2.60%, 1.89% and 2.51%† for Class C and 1.73%, 1.06% and 1.70%†
for Class O shares, respectively.

(6)	For the period October 8, 2002 (inception date) to December 31, 2002.

(7)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers New York Tax Free Bond Fund

		Class A Shares

	2004 *	2003 *	2002 *	2001	2000

Net Asset Value, Beginning of Year	$11.99	$11.91	$11.26	$11.44	$10.79

Income (Loss) From Operations:
Net investment income	0.44	0.47	0.49	0.54	0.60
Net realized and unrealized gain (loss)	(0.07)	0.08	0.65	(0.16)	0.61

Total Income (Loss) From Operations	0.37	0.55	1.14	0.38	1.21

Less Distributions From:
Net investment income	(0.44)	(0.47)	(0.49)	(0.56)	(0.56)

Total Distributions	(0.44)	(0.47)	(0.49)	(0.56)	(0.56)

Net Asset Value, End of Year	$11.92	$11.99	$11.91	$11.26	$11.44

Total Return (1)	3.17%	4.77%	10.25%	3.32%	11.54%
Net Assets, End of Period (000s)	$104,260	$116,982	$127,482	$140,416	$172,420
Ratios to Average Net Assets:
Expenses (2)(3)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.72	3.95	4.19	4.53	4.81
Portfolio Turnover Rate	21%	12%	13%	16%	15%

Salomon Brothers New York Tax Free Bond Fund

		Class B Shares*

	2004	2003	2002	2001 (4)

Net Asset Value, Beginning of Year	$11.99	$11.91	$11.26	$11.53

Income (Loss) From Operations:
Net investment income	0.35	0.38	0.32	0.04
Net realized and unrealized gain (loss)	(0.07)	0.08	0.73	(0.26)

Total Income (Loss) From Operations	0.28	0.46	1.05	(0.22)

Less Distributions From:
Net investment income	(0.35)	(0.38)	(0.40)	(0.05)

Total Distributions	(0.35)	(0.38)	(0.40)	(0.05)

Net Asset Value, End of Year	$11.92	$11.99	$11.91	$11.26

Total Return (1)	2.41%	3.94%	9.43%	(1.88)%‡
Net Assets, End of Year (000s)	$275	$363	$218	$14
Ratios to Average Net Assets:
Expenses (3)(5)	1.55%	1.55%	1.55%	1.55%†
Net investment income	2.96	3.18	3.32	3.50 †
Portfolio Turnover Rate	21%	12%	13%	16%

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(2)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002, 2001 and 2000 respectively. If such fee were not waived the actual expense ratios would have been 0.96%, 0.96%, 1.00%, 1.21% and 1.16% for Class A and 1.71%,
1.71%, 1.74% and for the period ended 2001, 1.96%† for Class B shares, respectively.

(4)	For the period November 19, 2001 (inception date) to December 31, 2001.

(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers New York Tax Free Bond Fund

	Class C Shares (1)*

	2004	2003	2002	(2)

Net Asset Value, Beginning of Year	$12.00	$11.92	$11.72

Income (Loss) From Operations:
Net investment income	0.38	0.41	0.18
Net realized and unrealized gain (loss)	(0.10)	0.08	0.21

Total Income From Operations	0.28	0.49	0.39

Less Distributions From:
Net investment income	(0.38)	(0.41)	(0.19)

Total Distributions	(0.38)	(0.41)	(0.19)

Net Asset Value, End of Year	$11.90	$12.00	$11.92

Total Return (3)	2.40%	4.18%	3.30	%‡
Net Assets, End of Year (000s)	$33	$636	$37
Ratios to Average Net Assets:
Expenses (4)(5)	1.30%	1.30%	1.30	%†
Net investment income	3.31	3.38	3.63	†
Portfolio Turnover Rate	21%	12%	13%

Salomon Brothers New York Tax Free Bond Fund

		Class O Shares*

	2004	2003	2002	2001 (6)

Net Asset Value, Beginning of Year	$11.98	$11.90	$11.25	$11.59

Income (Loss) From Operations:
Net investment income	0.47	0.50	0.52	0.09
Net realized and unrealized gain (loss)	(0.07)	0.08	0.64	(0.33)

Total Income (Loss) From Operations	0.40	0.58	1.16	(0.24)

Less Distributions From:
Net investment income	(0.47)	(0.50)	(0.51)	(0.10)

Total Distributions	(0.47)	(0.50)	(0.51)	(0.10)

Net Asset Value, End of Year	$11.91	$11.98	$11.90	$11.25

Total Return (3)	3.44%	4.99%	10.54%	(2.04)%‡
Net Assets, End of Year (000s)	$78	$93	$92	$1
Ratios to Average Net Assets:
Expenses (5)(7)	0.55%	0.55%	0.56%	0.53%†
Net investment income	3.96	4.20	4.40	4.76 †
Portfolio Turnover Rate	21%	12%	13%	16%

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)	For the period July 19, 2002 (inception date) to December 31, 2002.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.

(5)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002 and the period ended
2001 (Class O only) respectively. If such fee were not waived the actual expense ratios would have been 1.45%, 1.47% and 1.50%† for Class C and 0.71%,
0.71%, 0.75% and 0.94%† for Class O shares, respectively.

(6)	For the period October 29, 2001 (inception date) to December 31, 2001.

(7)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers Mid Cap Fund

		Class A Shares*

	2004	2003	2002	2001	(1)

Net Asset Value, Beginning of Year	$16.89	$13.18	$16.47	$13.71

Income (Loss) From Operations:
Net investment loss	(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	2.36	3.79	(3.23)	2.77

Total Income (Loss) From Operations	2.26	3.71	(3.29)	2.76

Net Asset Value, End of Year	$19.15	$16.89	$13.18	$16.47

Total Return (2)	13.38%	28.15%	(19.98)%	3.65	%‡
Net Assets, End of Year (000s)	$1,489	$270	$116	$47
Ratios to Average Net Assets:
Expenses (3)(4)	1.50%	1.50%	1.42%	1.36	%†
Net investment loss	(0.56)	(0.56)	(0.44)	(0.69	)†
Portfolio Turnover Rate	66%	78%	71%	26%

Salomon Brothers Mid Cap Fund

		Class B Shares*

	2004	2003	2002	2001	(5)

Net Asset Value, Beginning of Year	$16.66	$13.10	$16.47	$16.31

Income (Loss) From Operations:
Net investment loss	(0.23)	(0.19)	(0.16)	(0.01)
Net realized and unrealized gain (loss)	2.32	3.75	(3.21)	0.17

Total Income (Loss) From Operations	2.09	3.56	(3.37)	0.16

Net Asset Value, End of Year	$18.75	$16.66	$13.10	$16.47

Total Return (2)	12.55%	27.18%	(20.46)%	0.98	%‡
Net Assets, End of Year (000s)	$291	$152	$108	$12
Ratios to Average Net Assets:
Expenses (4)(6)	2.25%	2.25%	1.95%	2.15	%†
Net investment loss	(1.37)	(1.31)	(0.99)	(1.50	)†
Portfolio Turnover Rate	66%	78%	71%	26%

(1)	For the period November 30, 2001 (inception date) to December 31, 2001.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares.

(4)	The investment manager voluntarily waived a portion of its management for the year ended December 31, 2004, 2003, 2002 and the period ended 2001, respectively. If such fees were not waived the actual expense ratios would have been 2.08%, 1.60%, 1.91% and 1.93%† for Class A and 2.63%, 2.33%,
2.42% and 2.73%† for Class B shares respectively.

(5)	For the period December 18, 2001 (inception date) to December 31, 2001.

(6)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers Mid Cap Fund

	Class C Shares (1)*

	2004	2003	2002	(2)

Net Asset Value, Beginning of Year	$16.72	$13.15	$16.43

Income (Loss) From Operations:
Net investment loss	(0.24)	(0.19)	(0.04)
Net realized and unrealized gain (loss)	2.34	3.76	(3.24)

Total Income (Loss) From Operations	2.10	3.57	(3.28)

Net Asset Value, End of Year	$18.82	$16.72	$13.15

Total Return (3)	12.56%	27.15%	(19.96	)%‡
Net Assets, End of Year (000s)	$234	$109	$26
Ratios to Average Net Assets:
Expenses (4)(5)	2.25%	2.25%	1.68	%†
Net investment loss	(1.38)	(1.31)	(0.51	)†
Portfolio Turnover Rate	66%	78%	71%

Salomon Brothers Mid Cap Fund

		Class O Shares*

	2004	2003	2002	2001	(6)

Net Asset Value, Beginning of Year	$17.02	$13.23	$16.48	$15.07

Income (Loss) From Operations:
Net investment loss	(0.04)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.40	3.81	(3.23)	1.42

Total Income (Loss) From Operations	2.36	3.79	(3.25)	1.41

Net Asset Value, End of Year	$19.38	$17.02	$13.23	$16.48

Total Return (3)	13.87%	28.65%	(19.72)%	(6.48	)%‡
Net Assets, End of Year (000s)	$20,690	$20,350	$16,612	$22,935
Ratios to Average Net Assets:
Expenses (5)(7)	1.08%	1.08%	1.07%	1.08	%†
Net investment loss	(0.24)	(0.13)	(0.13)	(0.17	)†
Portfolio Turnover Rate	66%	78%	71%	26%

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)	For the period May 7, 2002 (inception date) to December 31, 2002.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class C shares.

(5)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004, 2003, 2002, and the period ended
2001. If such fees were not waived the actual expense ratios would have been 2.67%, 2.35% and for the period ended 2002, 2.27%† for Class C and 1.53%,
1.33%, 1.54% and 2.97%† for Class O shares, respectively.

(6)	For the period September 10, 2001 (inception date) to December 31, 2001.

(7)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.08% for Class O shares.

*	Per share amounts have been calculated using the monthly average shares method.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers National Tax Free Bond Fund (“National Tax Free Bond Fund”), Salomon Brothers California Tax Free Bond Fund (“California Tax Free Bond Fund”) and Salomon Brothers New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) are separate non-diversified series of Salomon Funds Trust (“Trust”), a Massachusetts business trust. Salomon Brothers Mid Cap Fund (“Mid Cap Fund”) is a separate diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Securities Valuation. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at closing prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Investment Transactions and Investment Income. Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

     (d) Dividends and Distributions to Shareholders. Dividends on the shares of the National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund, are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Dividends from net investment income for the Mid Cap Fund, if any are declared on an annual basis. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (e) Expenses. The Funds bear all their costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     (f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to various classes of each Fund on the basis of daily net assets of each class. Distributions, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

Notes to Financial Statements

(continued)

     (g) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

     (h) Reclassifications. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, Salomon Brothers Mid Cap Fund reclassified $55,263 between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a net operating loss for tax. There were no other reclassifications for the funds during the current year. These reclassifications have no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“Manager”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Funds. The Manager is responsible for overall management of the Funds’ business affairs, and has a separate Management Agreement with each Fund. The Manager or an affiliate also provides certain administrative services to each Fund. These administrative services include providing general office facilities and supervising the overall administration of each Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.50%, 0.50%, 0.50% and 0.75% of the average daily net assets of National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively.

For the year ended December 31, 2004, the Funds had the following voluntary expense limitations, which resulted in management fee waivers and expense reimbursements.

	Class A	Class B	Class C	Class O

National Tax Free Bond Fund	0.75%	1.50%	1.25%	0.50%
California Tax Free Bond Fund	0.80	1.55	1.30	0.55
New York Tax Free Bond Fund	0.80	1.55	1.30	0.55
Mid Cap Fund	1.50	2.25	2.25	1.08

For the year ended December 31, 2004, the Manager voluntarily waived management fees of $224,668, $59,786, $179,723 and $94,006 for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. In addition, for the year ended December 31, 2004, the Manager has agreed to reimburse expenses totaling $2,940 and $79,684, for the National Tax Free Bond Fund and the California Tax Free Bond Fund, respectively. These expense limitations can be terminated at any time by the Manager.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds’ distributor.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

On February 2, 2004, the initial sales charges on Salomon Brothers Class 2 were eliminated.

There is a maximum initial sales charge of 4.00% for Class A shares of National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund. There is also a maximum initial sales charge of 5.75% for Class A shares of Mid Cap Fund. There is a contingent deferred sales charge (“CDSC”) of 5.00% on class B shares of the Mid Cap Fund, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% a year until no CDSC is incurred. Effective September 1, 2004 new and existing shareholders of Class B shares of the National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund are subject to revised pricing structure that reduces the existing CDSC from 4.00% to 1.00% . The CDSC charged is now 4.00% in the first year after purchase, 3.00% in the second year, 2.00% in the third

Notes to Financial Statements

(continued)

year, 1.00% in the fourth and fifth year and no deferred sales charge after the fifth year. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares of the Funds have no initial or contingent deferred sales charges.

For the year ended December 31, 2004, sales charges received by CGM and contingent deferred sales charges (“CDSCs”) paid to CGM were as follows:

	Sales Charges			CDSCs

	Class A	Class C	Class A	Class B	Class C

National Tax Free Bond Fund	$32,340	—	—	$9,557	—
California Tax Free Bond Fund	86	—	—	1,522	—
New York Tax Free Bond Fund	24,224	—	—	337	—
Mid Cap Fund	6,831	$2	—	274	$97

For the year ended December 31, 2004, there were no brokerage commissions paid to CGM and its affiliates for the Mid Cap Fund. All officers and one Director of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales

National Tax Free Bond Fund	$17,829,188	$24,191,992

California Tax Free Bond Fund	$521,565	$2,280,325

New York Tax Free Bond Fund	$22,175,947	$34,085,259

Mid Cap Fund	$13,776,031	$14,687,304

For the year ended December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	Depreciation	Appreciation

National Tax Free Bond Fund	$2,193,539	$(23,332)	$2,170,207
California Tax Free Bond Fund	1,083,490	(2,390)	1,081,100
New York Tax Free Bond Fund	6,936,583	(145,460)	6,791,123
Mid Cap Fund	4,971,875	(212,851)	4,759,024

Notes to Financial Statements

(continued)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B shares calculated at the annual rate of 0.75% of the average daily net assets of that class. National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund each pay a distribution fee with respect to Class C shares calculated at the annual rate of 0.50% of the average daily net assets of that class. Mid Cap Fund pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.75% of the average daily net assets of that class. For the year ended December 31, 2004, total Rule 12b-1 Distribution and Service Plan fees, which are accrued daily and paid monthly, were as follows:

		Class A	Class B	Class C†

National Tax Free Bond Fund		$99,164	$35,132	$11,980
California Tax Free Bond Fund		29,489	1,300	220
New York Tax Free Bond Fund		273,238	3,165	2,826
Mid Cap Fund		1,488	1,989	1,505

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C†	Class O

National Tax Free Bond Fund	$46,585	$4,083	$1,870	$186
California Tax Free Bond Fund	8,418	90	21	1
New York Tax Free Bond Fund	41,329	119	165	34
Mid Cap Fund	823	175	145	14,842

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C†	Class O

National Tax Free Bond Fund	$34,556	$2,920	$1,392	$141
California Tax Free Bond Fund	16,743	186	48	3
New York Tax Free Bond Fund	33,098	95	132	27
Mid Cap Fund	783	189	152	17,066

5. Distributions Paid to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2004	December 31, 2003

National Tax Free Bond Fund:
Net Investment Income
Class A	$1,479,484	$1,924,384
Class B	104,620	156,063
Class C†	51,441	67,487
Class O	6,255	7,320

Total	$1,641,800	$2,155,254

California Tax Free Bond Fund:
Net Investment Income
Class A	$447,687	$518,620
Class B	3,952	7,804
Class C†	962	817
Class O	84	79

Total	$452,685	$527,320

New York Tax Free Bond Fund:
Net Investment Income
Class A	$4,065,038	$4,954,495
Class B	9,382	10,014
Class C†	12,510	13,942
Class O	3,525	3,889

Total	$4,090,455	$4,982,340

† On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

Notes to Financial Statements

(continued)

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund and with a par value of $0.001 per share for Mid Cap Fund.

Transactions in Fund shares for the periods indicated were as follows:

	Year Ended		Year Ended
	December 31, 2004		December 31, 2003

	Shares	Amount	Shares	Amount

National Tax Free Bond Fund:
Class A
Shares sold	399,951	$4,729,930	2,669,098	$31,580,892
Shares issued for reinvestment of distributions	119,112	1,404,733	149,110	1,756,036
Shares repurchased	(912,491)	(10,736,075)	(3,541,350)	(41,937,070)

Net Decrease	(393,428)	$(4,601,412)	(723,142)	$(8,600,142)

Class B
Shares sold	15,285	$180,614	92,971	$1,099,090
Shares issued for reinvestment of distributions	5,526	65,272	7,710	91,334
Shares repurchased	(135,749)	(1,606,261)	(147,741)	(1,744,911)

Net Decrease	(114,938)	$(1,360,375)	(47,060)	$(554,487)

Class C†
Shares sold	28,401	$336,249	177,425	$2,090,992
Shares issued for reinvestment of distributions	3,533	41,714	4,353	52,612
Shares repurchased	(63,541)	(759,070)	(169,952)	(1,997,513)

Net Increase (Decrease)	(31,607)	$(381,107)	11,826	$146,091

Class O
Shares sold	35	$416	5,209	$63,738
Shares issued for reinvestment of distributions	295	3,475	480	5,730
Shares repurchased	—	—	(10,875)	(131,806)

Net Increase (Decrease)	330	$3,891	(5,186)	$(62,338)

California Tax Free Bond Fund:
Class A
Shares sold	3,382	$36,153	39,568	$423,299
Shares issued for reinvestment of distributions	32,295	341,214	48,181	510,920
Shares repurchased	(193,754)	(2,030,872)	(309,140)	(3,259,851)

Net Decrease	(158,077)	$(1,653,505)	(221,391)	$(2,325,632)

Class B
Shares sold	5,482	$56,920	7,328	$78,363
Shares issued for reinvestment of distributions	59	712	292	3,279
Shares repurchased	(10,204)	(108,989)	(14,277)	(151,185)

Net Decrease	(4,663)	$(51,357)	(6,657)	$(69,543)

Class C†
Shares sold	934	$10,000	—	$—
Shares issued for reinvestment of distributions	57	596	77	817

Net Increase	991	$10,596	77	$817

Notes to Financial Statements

(continued)

	Year Ended		Year Ended
	December 31, 2004		December 31, 2003

	Shares	Amount	Shares	Amount

Class O
Shares sold	—	$—	—	$—
Shares issued for reinvestment of distributions	8	84	7	79

Net Increase	8	$84	7	$79

New York Tax Free Bond Fund:
Class A
Shares sold	83,761	$982,898	2,079,678	$24,813,975
Shares issued for reinvestment of distributions	340,507	4,038,786	400,250	4,775,651
Shares repurchased	(1,438,761)	(17,014,042)	(3,421,134)	(40,703,268)

Net Decrease	(1,014,493)	$(11,992,358)	(941,206)	$(11,113,642)

Class B
Shares sold	601	$7,083	17,162	$204,341
Shares issued for reinvestment of distributions	360	4,277	583	6,965
Shares repurchased	(8,253)	(98,365)	(5,713)	(67,523)

Net Increase (Decrease)	(7,292)	$(87,005)	12,032	$143,783

Class C†
Shares sold	1,771	$21,063	56,881	$685,400
Shares issued for reinvestment of distributions	73	877	167	2,015
Shares repurchased	(52,134)	(619,617)	(7,113)	(83,468)

Net Increase (Decrease)	(50,290)	$(597,677)	49,935	$603,947

Class O
Shares issued for reinvestment of distributions	3	$45	4	$46
Shares repurchased	(1,263)	(15,000)	—	—

Net Increase (Decrease)	(1,260)	$(14,955)	4	$46

Mid Cap Fund:
Class A
Shares sold	69,961	$1,208,200	9,557	$142,992
Shares repurchased	(8,186)	(149,561)	(2,357)	(34,706)

Net Increase	61,775	$1,058,639	7,200	$108,286

Class B
Shares sold	13,142	$225,451	9,105	$124,779
Shares repurchased	(6,762)	(118,424)	(8,216)	(118,848)

Net Increase	6,380	$107,027	889	$5,931

Class C†
Shares sold	8,819	$154,317	4,513	$59,285
Shares repurchased	(2,897)	(47,775)	—	—

Net Increase	5,922	$106,542	4,513	$59,285

Class O
Shares sold	23,472	$415,984	12,492	$196,177
Shares repurchased	(151,712)	(2,658,649)	(72,561)	(1,052,100)

Net Decrease	(128,240)	$(2,242,665)	(60,069)	$(855,923)

† On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

Notes to Financial Statements

(continued)

8. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

		Salomon Brothers

	National	California	New York	Mid
	Tax Free	Tax Free	Tax Free	Cap
	Bond Fund	Bond Fund	Bond Fund	Fund

Distributions paid from:
Tax-Exempt Income	$1,641,319	$450,817	$4,065,252	$—
Ordinary Income	481	1,868	25,203	—

Total Distributions Paid	$1,641,800	$452,685	$4,090,455	$—

The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:
		Salomon Brothers

	National	California	New York	Mid
	Tax Free	Tax Free	Tax Free	Cap
	Bond Fund	Bond Fund	Bond Fund	Fund

Distributions paid from:
Tax-Exempt Income	$2,154,104	$525,570	$4,950,326	$—
Ordinary Income	1,150	1,750	32,014	—

Total Distributions Paid	$2,155,254	$527,320	$4,982,340	$—

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:
		Salomon Brothers

	National	California	New York	Mid
	Tax Free	Tax Free	Tax Free	Cap
	Bond Fund	Bond Fund	Bond Fund	Fund

Undistributed long-term capital gains	—	—	—	$408,537

Capital loss carryforward(1)	$(5,478,353)	$(2,940,447)	$(5,863,800)	—
Other book/tax temporary differences(2)	—	—	(12,812)	—
Unrealized appreciation/(depreciation)(3)	2,170,207	1,081,100	6,791,123	4,759,024

Total accumulated earnings/(losses)	$(3,308,146)	$(1,859,347)	$914,511	$5,167,561

(1)	On December 31, 2004 the Funds had net capital loss carryforwards as follows:

	National	California	New York
	Tax Free	Tax Free	Tax Free
Year of Expiration	Bond Fund	Bond Fund	Bond Fund

12/31/2007	$2,047,061	$2,228,951	$ 397,721
12/31/2008	3,431,292	711,496	5,263,200
12/31/2009	—	—	202,879

	$5,478,353	$2,940,447	$5,863,800

     These amounts will be available to offset any future taxable capital gains.

(2)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.

(3)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Notes to Financial Statements

(continued)

9. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

10. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged. among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Notes to Financial Statements

(continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
Salomon Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a series of Salomon Funds Trust (“Trust”) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2000 were audited by other auditors whose report thereon, dated February 1, 2001, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a series of Salomon Funds Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York
February 18, 2005

Additional Information

(unaudited)

Information about Trustees and Officers

The business and affairs of the Salomon Funds Trust (“Trust”) are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios
		and		In Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	Fund	Served	During Past Five Years	Trustee	Held by Trustee

Non-Interested Trustees:

Elliott J. Berv	Trustee	Since	President and Chief Operations	37	Board Member,
c/o R. Jay Gerken		1986	Officer, Landmark City (real		American Identity Corp.
Citigroup Asset Management			estate development) (since		(doing business as
(“CAM”)			2002); Executive Vice President		Morpheus Technologies)
399 Park Avenue			and Chief Operations Officer,		(biometric information
New York, NY 10022			DigiGym Systems (on-line		management) (since
Birth Year: 1943			personal training systems) (since		2001; consultant since
			2001); Chief Executive Officer,		1999); Director, Lapoint
			Rocket City Enterprises (internet		Industries (industrial
			service company) (from 2000 to		filter company) (since
			2001); President, Catalyst		2002); Director,
			(consulting) (since 1984).		Alzheimer’s Association
(New England Chapter)
(since 1998).

Mark T. Finn	Trustee	Since	Adjunct Professor, William &	37	Former President and
c/o R. Jay Gerken		1990	Mary College (since September		Director, Delta Financial,
CAM			2002); Principal/member, Belvan		Inc. (investment advisory
399 Park Avenue			Partners/Balfour Vantage – Manager		firm) (from 1983 to
New York, NY 10022			and General Partner to the		1999).
Birth Year: 1943			Vantage Hedge Fund, LP (since
March 2002); Chairman and
owner, Vantage Consulting Group,
Inc. (investment advisory and
consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Additional Information

(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		In Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	Fund	Served	During Past Five Years	Trustee	Held by Trustee

Stephen Randolph Gross	Trustee	Since	Chief Executive Officer, HLB Gross Collins,	32	Director, United Telesis,
c/o R. Jay Gerken		2001	P.C. (accounting firm) (since 1979);		Inc. (telecommunications)
CAM			Partner, Capital Investment Advisory		(since 1997); Director,
399 Park Avenue			Partners (consulting) (2000 to		eBank.com, Inc. (1997–
New York, NY 10022			2002); former Chief Operating Officer,		2004); Director, Andersen
Birth Year: 1947			General Media Communications, Inc.		Calhoun, Inc. (assisted
			(from March 2003 to August 2003);		living) (since 1987);
			former Managing Director, Fountainhead		former Director, Charter
			Ventures, LLC (consulting) (from 1998 to		Bank, Inc. (from 1987 to
			2003); former Secretary, Carint N.A.		1997); former Director,
			(manufacturing) (1988–2002); former		Yu Save, Inc. (internet
			Treasurer, Hank Aaron Enterprises		company) (from 1998 to
			(fast food franchise) (from 1985		2000); former Director,
			to 2001); Treasurer, Coventry Limited,		Hotpalm, Inc. (wireless
			Inc. (since 1985).		applications) (from 1998
to 2000).

Diana R. Harrington	Trustee	Since	Professor, Babson College	37	None
c/o R. Jay Gerken		1992	(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Birth Year: 1940

Susan B. Kerley	Trustee	Since	Consultant, Strategic Management	37	Director, Eclipse Funds
c/o R. Jay Gerken		1992	Advisors, LLC/Global Research		(currently supervises 12
CAM			Associates, Inc. (investment		investment companies
399 Park Avenue			consulting) (since 1990).		in fund complex) (since
New York, NY 10022					1990).
Birth Year: 1951

Interested Trustee:

R. Jay Gerken**	Chairman,	Since	Managing Director of Citigroup	219	N/A
CAM	President,	2002	Global Markets (“CGM”) (since
399 Park Avenue	and Chief		1996); Chairman, President, and
New York, NY 10022	Executive		Chief Executive Officer of Smith
Birth Year: 1951	Officer		Barney Fund Management LLC
(“SBFM”), Travelers Investment
Advisers, Inc. (“TIA”) and Citi
Fund Management Inc. (“CFM”);
President and Chief Executive
Officer of certain mutual funds
associated with Citigroup Inc.,
(“Citigroup”) formerly, Portfolio
Manager of Smith Barney
Allocation Series Inc. (from 1996
to 2001) and Smith Barney Growth
and Income Fund (from 1996
to 2000)

Additional Information

(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		In Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	Fund	Served	During Past Five Years	Trustee	Held by Trustee

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Chief	N/A	N/A
CAM	President and	2003	Administrative Officer of mutual
125 Broad Street	Chief		funds associated with Citigroup
New York, NY 10004	Administrative		Inc.; Head of International Funds
Birth Year: 1956	Officer		Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM
(from 2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000).

Frances M. Guggino	Chief	Since	Director of CGM, Chief	N/A	N/A
CAM	Financial	2004	Financial Officer and Treasurer
125 Broad Street	Officer		of certain mutual funds associated
New York, NY 10004	and		with Citigroup; Controller of
Birth Year: 1957	Treasurer		certain mutual funds associated
with Citigroup (from 1999 to 2004).

Andrew Beagley	Chief Anti-	Since	Managing Director of CGM (since	N/A	N/A
CAM	Money	2002	2000); Director of Compliance,
399 Park Avenue	Laundering		North America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
Birth Year: 1962			Compliance Officer and Vice
	Chief	Since	President of certain mutual
	Compliance	2004	funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa.
Citigroup Asset Management
(from 1999 to 2000); Chief
Compliance Officer, Salomon
Brothers Asset Management
Limited, Smith Barney Global
Capital Management Inc.

Wendy S. Setnicka	Controller	Since	Vice President of CAM (since 2003);	N/A	N/A
CAM		2004	Controller of certain mutual funds
125 Broad Street			associated with Citigroup; Assistant
New York, NY 10004			Controller of CAM (from 2000
Birth Year: 1964			to 2004); Accounting Manager with
CAM (from 1998 to 2002).

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM		2000	Counsel, Global Mutual Funds
300 First Stamford Place	Chief Legal	Since	for CAM (since 1994), Secretary
Stamford, CT 06902	Officer	2003	of certain mutual funds associated
Birth Year: 1954			with Citigroup Inc., Chief Legal
Officer of mutual funds associated
with Citigroup Inc.

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

Important Tax Information

(unaudited)

99.97% of the net investment income distributions paid monthly by the National Tax Free Bond Fund during the taxable year ended December 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid monthly by the California Tax Free Bond Fund from January through October 2004 and in December 2004 qualify as tax-exempt interest dividends for federal income tax and California state income tax purposes. Additionally, 95.26% of the net investment income distribution paid in November 2004 qualifies as tax-exempt interest dividends for federal income tax and California state income tax purposes.

All of the net investment income distributions paid monthly by the New York Tax Free Bond Fund from January through October 2004 and in December 2004 qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, 92.79% of the net investment income distribution paid in November 2004 qualifies as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

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Salomon Funds Trust

Investment Manager
          Salomon Brothers Asset Management Inc
          399 Park Avenue
          NewYork, NY 10022

Distributor
          Citigroup Global Markets Inc.
          388 Greenwich Street
          NewYork, NewYork 10022

Transfer Agent
          PFPC Inc.
          P.O. Box 9764
          Providence, RI 02940-9764

Custodian
          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

Legal Counsel
          Bingham McCutchen LLP
          150 Federal Street
          Boston, MA 02110

Independent Registered Public
Accounting Firm
          KPMG LLP
          757 Third Avenue
          New York, NewYork 10017

Officers
R. Jay Gerken, CFA
          Chairman,President and
          Chief Executive Officer
Andrew B. Shoup
          Senior Vice President and
          Chief Administrative Officer
Frances M. Guggino
          Chief Financial Officer and
          Treasurer
Andrew Beagley
          Chief Anti-Money Laundering
          Compliance Officer and
          Chief Compliance Officer
Wendy S. Setnicka
          Controller
Robert I. Frenkel
          Secretary and
          Chief Legal Officer

Trustees
Elliott J. Berv
Mark T. Finn
R. Jay Gerken, CFA
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley

Salomon Funds Trust

Salomon Brothers National Tax Free Bond Fund
Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

The Funds are separate investment funds of the Salomon Funds Trust, a Massachusetts business trust.

This report is submitted for the general information of the shareholders of Salomon Funds Trust, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS ASSET MANAGEMENT
399 Park Avenue
New York, New York 10022
1-800-SALOMON
www.sbam.com

© C i t i g r o u p   G l o b a l   M a r k e t s   I n c .
M e m b e r   N A S D , S I P C

S B T A X A N N 1 2 / 0 4 0 5 - 7 8 8 5

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Stephen
Randolph Gross, the Chairman of the Board’s Audit Committee,
possesses the technical attributes identified in Instruction 2(b) of
Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Salomon Funds Trust were $78,000 and $78,000 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Salomon Funds Trust were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Salomon Funds Trust of $8,100 and $8,100 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include
(the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Funds Trust.

(d)	All Other Fees for Salomon Funds Trust of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund
Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve
(a) all audit and permissible non-audit services to be provided to the
Fund and (b) all permissible non-audit services to be provided by the
Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full
Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the

Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or contribution-
in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-
audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”)
constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-
audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
(ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Funds Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and
100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and
100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100%
and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to
Salomon Funds Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon
Funds Trust. Fees billed to and paid by Citigroup Global Markets, Inc.
related to the transfer agent matter as fully described in the notes to the financial statements titles “additional information” were $75,000 and
$0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Funds Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service
Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Salomon Funds Trust or to Service
Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Funds Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Funds Trust

Date:	March 10, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Funds Trust

Date:	March 10, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Funds Trust

Date:	March 10, 2005